Exhibit 15.3

BRION ENERGY CORPORATION

RESERVES ASSESSMENT AND EVALUATION OF

CANADIAN OIL AND GAS PROPERTIES

THIRD PARTY CORPORATE SUMMARY

Effective December 31, 2015

BRION ENERGY CORPORATION

RESERVES ASSESSMENT AND EVALUATION OF

CANADIAN OIL AND GAS PROPERTIES

CORPORATE SUMMARY (SEC)

Effective December 31, 2015

1150508

CORPORATE SUMMARY (SEC)

March 8, 2016 Project 1150508

Mr. Michael Fox

Brion Energy Corporation

1000, 150 – 9th Avenue SW

Calgary, Alberta T2P 3H9

Dear Sir:

Re:	Brion Energy Corporation
Corporate Evaluation
Effective December 31, 2015

GLJ Petroleum Consultants (GLJ) has completed an independent reserves assessment and evaluation of the oil and gas properties of Brion Energy Corporation (the “Company”). The effective date of this evaluation is December 31, 2015.

This report has been prepared for the Company for the purpose of annual disclosure and other financial requirements. This evaluation has been prepared in accordance with reserves definitions, standards and procedures of the United States Securities and Exchange Commission (SEC).

It was GLJ’s primary mandate in this evaluation to provide an independent evaluation of the oil and gas reserves of the Company in aggregate. Accordingly it may not be appropriate to extract individual property or entity estimates for other purposes.

Reserves included in this report represent the consolidation of the Groundbirch Montney, Duvernay Joint Venture and CNPC International conventional and insitu Canadian assets.

Our engagement letter notes these limitations on the use of this report.

4100, 400 - 3rd Ave SW Calgary, AB, Canada T2P 4H2 | tel 403-266-9500 | gljpc.com

It is trusted that this evaluation meets your current requirements. Should you have any questions regarding this analysis, please contact the undersigned.

Yours very truly,

GLJ PETROLEUM CONSULTANTS LTD.

Trisha S. MacDonald, P. Eng.

Senior Engineer

Jodi L. Anhorn, M. Sc., P. Eng.

Executive Vice President & COO

TSM/JLA/ljn

Attachments

INDEPENDENT PETROLEUM CONSULTANTS’ CONSENT

The undersigned firm of Independent Petroleum Consultants of Calgary, Alberta, Canada has prepared an independent evaluation of the Brion Energy Corporation (the “Company”) Canadian oil and gas properties and hereby gives consent to the use of its name and to the said estimates. The effective date of the evaluation is December 31, 2015.

In the course of the evaluation, the Company provided GLJ Petroleum Consultants Ltd. personnel with basic information which included land data, well information, geological information, reservoir studies, estimates of on-stream dates, contract information, current hydrocarbon product prices, operating cost data, capital budget forecasts, financial data and future operating plans. Other engineering, geological or economic data required to conduct the evaluation and upon which this report is based, were obtained from public records, other operators and from GLJ Petroleum Consultants Ltd. nonconfidential files. The Company has provided a representation letter confirming that all information provided to GLJ Petroleum Consultants Ltd. is correct and complete to the best of its knowledge. Procedures recommended in the United States Securities and Exchange Commission (SEC) to verify certain interests and financial information were applied in this evaluation. In applying these procedures and tests, nothing came to GLJ Petroleum Consultants Ltd.’s attention that would suggest that information provided by the Company was not complete and accurate. GLJ Petroleum Consultants Ltd. reserves the right to review all calculations referred to or included in this report and to revise the estimates in light of erroneous data supplied or information existing but not made available which becomes known subsequent to the preparation of this report.

The accuracy of any reserves and production estimate is a function of the quality and quantity of available data and of engineering interpretation and judgment. While reserves and production estimates presented herein are considered reasonable, the estimates should be accepted with the understanding that reservoir performance subsequent to the date of the estimate may justify revision, either upward or downward.

Revenue projections presented in this report are based in part on forecasts of market prices, currency exchange rates, inflation, market demand and government policy which are subject to many uncertainties and may, in future, differ materially from the forecasts utilized herein. Present values of revenues documented in this report do not necessarily represent the fair market value of the reserves evaluated herein.

PERMIT TO PRACTICE
GLJ PETROLEUM CONSULTANTS LTD.
Signature:

Date:	March 8, 2016

PERMIT NUMBER: P 2066
The Association of Professional Engineers and Geoscientists of Alberta

INTRODUCTION

GLJ Petroleum Consultants (GLJ) was commissioned by Brion Energy Corporation (the “Company”) to prepare an independent evaluation of its oil and gas reserves effective December 31, 2015. The locations of the most significant reserves properties are indicated on the attached index map.

The evaluation was initiated in October 2015 and completed by March 2016. Estimates of reserves and projections of production were generally prepared using well information and production data available from public sources to approximately December 31, 2015. The Company provided land, accounting data and other technical information not available in the public domain to approximately December 31, 2015. In certain instances, the Company also provided recent engineering, geological and other information up to December 31, 2015. The Company has confirmed that, to the best of its knowledge, all information provided to GLJ is correct and complete as of the effective date.

The reserves definitions used in preparing this report (included herein under “Reserves Definitions”) are those required by the United States Securities Exchange Commission (SEC). The summary of reserves and value, using the SEC reserves definitions, uses the average historical prices derived from the first day of the month for January to December 2015.

The evaluation was conducted on the basis of the average of the first day posted prices in each of the 12 months of the Company’s fiscal year summarized in the Product Price and Market Forecasts section of this report.

Tables summarizing production, royalties, costs, revenue projections, reserves and present value estimates for various reserves categories for individual properties and the Company total are provided in the tabbed sections of this Summary Report.

The Evaluation Procedure section outlines general procedures used in preparing this evaluation. The individual property reports, provided under separate cover, provide additional evaluation details. The following summarizes evaluation matters that have been included/excluded in cash flow projections:

•	in accordance with NI 51-101, the effect on projected revenues of the Company’s financial hedging activity has not been included,

•	provisions for the abandonment and reclamation of all of the Company’s existing and future wells to which reserves have been attributed have been included; all other abandonment and reclamation costs have not been included,

•	general and administrative (G&A) costs and overhead recovery have not been included,

•	undeveloped land values have not been included.

Economic forecasts are provided on an after tax basis including tax pools provided by the Company in the “Evaluation Procedure” section.

SUMMARY

TABLE OF CONTENTS

		Page
LIST OF TABLES
Table 1	Summary of Reserves and Values	7
Table 2	Gross and Net Reserves and Present Value Summary	8
LIST OF DRAWINGS
Drawing 1	Historical and Forecast Company Interest Oil Equivalent Production	12
Drawing 2	Historical and Forecast Company Interest Production Total Oil/Total Gas/Natural Gas Liquids	13

PROVED RESERVES		15

Table 1
Company:	Brion Energy Corporation	Reserve Class:	Various
Property:	Corporate	Development Class:	Classifications
Description:	After Tax Analysis (SEC)	Pricing:	SEC 2015-Dec-31 Posted (12 Month Avg.)
		Effective Date:	December 31, 2015

Summary of Reserves and Values

	Proved Producing	Proved Developed Non- Producing	Proved Undeveloped	Total Proved
MARKETABLE RESERVES

Light & Medium Oil (Mbbl)
Total Company Interest	61	0	0	61
Working Interest	61	0	0	61
Net After Royalty	60	0	0	60

Tight Oil (Mbbl)
Total Company Interest	403	50	0	453
Working Interest	403	50	0	453
Net After Royalty	338	48	0	386

Total Oil (Mbbl)
Total Company Interest	464	50	0	514
Working Interest	464	50	0	514
Net After Royalty	398	48	0	446

Residue Gas (MMcf)
Total Company Interest	618	0	0	618
Working Interest	616	0	0	616
Net After Royalty	569	0	0	569

Shale Gas (MMcf)
Total Company Interest	126,751	1,257	45,640	173,648
Working Interest	126,751	1,257	45,640	173,648
Net After Royalty	119,666	1,178	42,326	163,171

Total Gas (MMcf)
Total Company Interest	127,369	1,257	45,640	174,265
Working Interest	127,367	1,257	45,640	174,264
Net After Royalty	120,235	1,178	42,326	163,740

Condensate (Mbbl)
Total Company Interest	6,653	97	5,537	12,287
Working Interest	6,653	97	5,537	12,287
Net After Royalty	5,440	79	4,660	10,179

Natural Gas Liquids (Mbbl)
Total Company Interest	8,420	110	7,094	15,625
Working Interest	8,420	110	7,094	15,625
Net After Royalty	6,935	91	5,984	13,010

Oil Equivalent (Mboe)
Total Company Interest	30,113	370	14,701	45,184
Working Interest	30,113	370	14,701	45,183
Net After Royalty	27,372	335	13,039	40,746
BEFORE TAX PRESENT VALUE (M$)
0%	272,048	7,043	164,775	443,865
5%	252,592	6,449	132,971	392,012
8%	242,190	6,170	118,015	366,375
10%	235,768	6,007	109,394	351,169
12%	229,732	5,860	101,682	337,273
15%	221,348	5,662	91,554	318,564
20%	208,950	5,381	77,729	292,060
AFTER TAX PRESENT VALUE (M$)
0%	272,048	7,043	164,775	443,865
5%	252,592	6,449	132,971	392,012
8%	242,190	6,170	118,015	366,375
10%	235,768	6,007	109,394	351,169
12%	229,732	5,860	101,682	337,273
15%	221,348	5,662	91,554	318,564
20%	208,950	5,381	77,729	292,060

BOE Factors:	HVY OIL	1.0	RES GAS	6.0	PROPANE	1.0	ETHANE	1.0
	COND	1.0	SLN GAS	6.0	BUTANE	1.0	SULPHUR	0.0

Run Date: February 25, 2016 11:46:00 1150508 Class (A,B1,B2,C), SEC 2015-Dec-31 Posted (12 Month Avg.), psum								March 09, 2016 09:04:02

Table 2

Company:	Brion Energy Corporation	Reserve Class:	Various
Property:	Corporate	Development Class:	Classifications
Description:	After Tax Analysis (SEC)	Pricing:	SEC 2015-Dec-31 Posted (12 Month Avg.)
		Effective Date:	December 31, 2015

Gross and Net Reserves and Present Value Summary

		Gross Lease Reserves					Net After Royalty Reserves					Before Income Tax Discounted Present Value (M$)				After Income Tax Discounted Present Value (M$)
Entity Description	Reserve Class	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	0%	8%	10%	12%	0%	5%	8%	10%	12%
Proved Producing
Summary (SEC)
Brion Energy Corporation.
Duvernay Joint Venture
Kaybob Duvernay		94,114	239	15,418	0	31,342	43,522	99	6,331	0	13,684	231,095	205,660	200,265	195,209	231,095	214,444	205,660	200,265	195,209
Simonette Montney		2,564	0	281	0	708	1,167	0	102	0	296	6,757	5,217	4,958	4,733	6,757	5,681	5,217	4,958	4,733
Willesden Green Duvernay		5,246	570	377	0	1,820	2,478	239	150	0	801	8,201	7,469	7,292	7,120	8,201	7,744	7,469	7,292	7,120

Total: Duvernay Joint Venture		101,924	808	16,076	0	33,871	47,167	338	6,582	0	14,782	246,053	218,346	212,515	207,062	246,053	227,870	218,346	212,515	207,062
Groundbirch
Greater Groundbirch Area Montney	A	20,621	0	107	0	3,544	3,990	0	20	0	685	386	575	596	611	386	528	575	596	611
Greater Saturn Area Montney	A	120,537	0	628	0	20,717	23,434	0	116	0	4,022	8,495	8,192	8,051	7,902	8,495	8,372	8,192	8,051	7,902
Greater Sunset Area Montney	A	238,299	0	1,241	0	40,958	45,075	0	214	0	7,727	16,230	14,277	13,826	13,397	16,230	14,991	14,277	13,826	13,397
Groundbirch Resources		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Intervals (Non-Montney)	A	2,079	0	11	0	357	379	0	2	0	65	125	129	129	129	125	129	129	129	129

Total: Groundbirch		381,536	0	1,987	0	65,576	72,879	0	352	0	12,498	25,236	23,173	22,602	22,039	25,236	24,020	23,173	22,602	22,039

Total: Brion Energy Corporation.		483,460	808	18,063	0	99,448	120,046	338	6,934	0	27,280	271,289	241,519	235,118	229,101	271,289	251,889	241,519	235,118	229,101
CNPC International Canada Ltd.
Conventional
Drumheller	A	598	58	5	0	163	63	9	0	0	20	92	108	108	109	92	105	108	108	109
Lone Rock (Sask)	A	0	132	0	0	132	0	31	0	0	31	357	305	294	284	357	323	305	294	284
Twining	A	562	126	3	0	223	127	20	0	0	42	309	258	248	239	309	275	258	248	239

Total: Conventional		1,160	317	8	0	518	190	60	1	0	92	758	671	650	631	758	703	671	650	631
Insitu
Hoole		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MacKay III		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Total: Insitu		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Total: CNPC International Canada Ltd.		1,160	317	8	0	518	190	60	1	0	92	758	671	650	631	758	703	671	650	631

Total: Summary (SEC)		484,619	1,125	18,071	0	99,966	120,235	398	6,935	0	27,372	272,048	242,190	235,768	229,732	272,048	252,592	242,190	235,768	229,732

Total: Proved Producing		484,619	1,125	18,071	0	99,966	120,235	398	6,935	0	27,372	272,048	242,190	235,768	229,732	272,048	252,592	242,190	235,768	229,732

1150508 Class (A,B1,B2,C), SEC 2015-Dec-31 Posted (12 Month Avg.), grv	February 25, 2016 15:04:54

Gross and Net Reserves and Present Value Summary

		Gross Lease Reserves					Net After Royalty Reserves					Before Income Tax Discounted Present Value (M$)				After Income Tax Discounted Present Value (M$)
Entity Description	Reserve Class	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	0%	8%	10%	12%	0%	5%	8%	10%	12%
Proved Developed Non-Producing
Summary (SEC)
Brion Energy Corporation.
Duvernay Joint Venture
Kaybob Duvernay		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Simonette Montney		1,328	0	192	0	413	607	0	77	0	178	4,915	4,151	4,016	3,895	4,915	4,389	4,151	4,016	3,895
Willesden Green Duvernay		401	100	25	0	193	192	48	12	0	92	2,013	1,900	1,874	1,847	2,013	1,942	1,900	1,874	1,847

Total: Duvernay Joint Venture		1,729	100	217	0	606	799	48	89	0	270	6,928	6,052	5,889	5,743	6,928	6,331	6,052	5,889	5,743
Groundbirch
Greater Groundbirch Area Montney	B1	477	0	2	0	82	88	0	0	0	15	-4	5	7	8	-4	2	5	7	8
Greater Saturn Area Montney	B1	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Greater Sunset Area Montney	B1	1,493	0	8	0	257	291	0	1	0	50	119	113	111	109	119	116	113	111	109
Groundbirch Resources		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Intervals (Non-Montney)	B1	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Total: Groundbirch		1,970	0	10	0	339	380	0	2	0	65	115	118	118	117	115	118	118	118	117

Total: Brion Energy Corporation.		3,699	100	227	0	944	1,178	48	91	0	335	7,043	6,170	6,007	5,860	7,043	6,449	6,170	6,007	5,860
CNPC International Canada Ltd.
Conventional
Drumheller		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Lone Rock (Sask)		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Twining		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Total: Conventional		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Insitu
Hoole		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MacKay III		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Total: Insitu		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Total: CNPC International Canada Ltd.		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Total: Summary (SEC)		3,699	100	227	0	944	1,178	48	91	0	335	7,043	6,170	6,007	5,860	7,043	6,449	6,170	6,007	5,860

Total: Proved Developed Non-Producing		3,699	100	227	0	944	1,178	48	91	0	335	7,043	6,170	6,007	5,860	7,043	6,449	6,170	6,007	5,860
Proved Undeveloped
Summary (SEC)
Brion Energy Corporation.
Duvernay Joint Venture
Kaybob Duvernay		91,462	0	14,217	0	29,461	42,326	0	5,984	0	13,039	164,775	118,015	109,394	101,682	164,775	132,971	118,015	109,394	101,682

1150508 Class (A,B1,B2,C), SEC 2015-Dec-31 Posted (12 Month Avg.), grv	February 25, 2016 15:04:54

Gross and Net Reserves and Present Value Summary

		Gross Lease Reserves					Net After Royalty Reserves					Before Income Tax Discounted Present Value (M$)				After Income Tax Discounted Present Value (M$)
Entity Description	Reserve Class	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	0%	8%	10%	12%	0%	5%	8%	10%	12%
Proved Undeveloped (Cont.)
Summary (SEC) (Cont.)
Brion Energy Corporation. (Cont.)
Duvernay Joint Venture (Cont.)
Simonette Montney		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Willesden Green Duvernay		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Total: Duvernay Joint Venture		91,462	0	14,217	0	29,461	42,326	0	5,984	0	13,039	164,775	118,015	109,394	101,682	164,775	132,971	118,015	109,394	101,682
Groundbirch
Greater Groundbirch Area Montney		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Greater Saturn Area Montney	B2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Greater Sunset Area Montney	B2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Groundbirch Resources		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Intervals (Non-Montney)		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Total: Groundbirch		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Total: Brion Energy Corporation.		91,462	0	14,217	0	29,461	42,326	0	5,984	0	13,039	164,775	118,015	109,394	101,682	164,775	132,971	118,015	109,394	101,682
CNPC International Canada Ltd.
Conventional
Drumheller		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Lone Rock (Sask)		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Twining		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Total: Conventional		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Insitu
Hoole		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MacKay III		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Total: Insitu		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Total: CNPC International Canada Ltd.		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Total: Summary (SEC)		91,462	0	14,217	0	29,461	42,326	0	5,984	0	13,039	164,775	118,015	109,394	101,682	164,775	132,971	118,015	109,394	101,682

Total: Proved Undeveloped		91,462	0	14,217	0	29,461	42,326	0	5,984	0	13,039	164,775	118,015	109,394	101,682	164,775	132,971	118,015	109,394	101,682
Total Proved
Summary (SEC)
Brion Energy Corporation.
Duvernay Joint Venture
Kaybob Duvernay		185,576	239	29,635	0	60,803	85,848	99	12,315	0	26,722	395,869	323,675	309,659	296,891	395,869	347,415	323,675	309,659	296,891
Simonette Montney		3,892	0	473	0	1,121	1,774	0	179	0	475	11,672	9,368	8,974	8,628	11,672	10,070	9,368	8,974	8,628
Willesden Green Duvernay		5,647	670	402	0	2,013	2,670	286	162	0	893	10,214	9,370	9,165	8,967	10,214	9,686	9,370	9,165	8,967

Total: Duvernay Joint Venture		195,115	909	30,510	0	63,937	90,292	386	12,656	0	28,090	417,756	342,413	327,798	314,486	417,756	367,171	342,413	327,798	314,486

1150508 Class (A,B1,B2,C), SEC 2015-Dec-31 Posted (12 Month Avg.), grv	February 25, 2016 15:04:54

Gross and Net Reserves and Present Value Summary

		Gross Lease Reserves					Net After Royalty Reserves					Before Income Tax Discounted Present Value (M$)				After Income Tax Discounted Present Value (M$)
Entity Description	Reserve Class	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	0%	8%	10%	12%	0%	5%	8%	10%	12%
Total Proved (Cont.)
Summary (SEC) (Cont.)
Brion Energy Corporation. (Cont.)
Groundbirch
Greater Groundbirch Area Montney		21,098	0	110	0	3,626	4,078	0	20	0	700	382	580	603	619	382	530	580	603	619
Greater Saturn Area Montney		120,537	0	628	0	20,717	23,434	0	116	0	4,022	8,495	8,192	8,051	7,902	8,495	8,372	8,192	8,051	7,902
Greater Sunset Area Montney		239,792	0	1,249	0	41,214	45,366	0	215	0	7,777	16,350	14,390	13,937	13,506	16,350	15,106	14,390	13,937	13,506
Groundbirch Resources		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Intervals (Non- Montney)	C	2,079	0	11	0	357	379	0	2	0	65	125	129	129	129	125	129	129	129	129

Total: Groundbirch		383,506	0	1,997	0	65,915	73,258	0	354	0	12,563	25,351	23,291	22,720	22,156	25,351	24,138	23,291	22,720	22,156

Total: Brion Energy Corporation.		578,621	909	32,507	0	129,852	163,550	386	13,009	0	40,654	443,107	365,704	350,518	336,642	443,107	391,309	365,704	350,518	336,642
CNPC International Canada Ltd.
Conventional
Drumheller	A	598	58	5	0	163	63	9	0	0	20	92	108	108	109	92	105	108	108	109
Lone Rock (Sask)	A	0	132	0	0	132	0	31	0	0	31	357	305	294	284	357	323	305	294	284
Twining	A	562	126	3	0	223	127	20	0	0	42	309	258	248	239	309	275	258	248	239

Total: Conventional		1,160	317	8	0	518	190	60	1	0	92	758	671	650	631	758	703	671	650	631
Insitu
Hoole		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MacKay III		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Total: Insitu		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Total: CNPC International Canada Ltd.		1,160	317	8	0	518	190	60	1	0	92	758	671	650	631	758	703	671	650	631

Total: Summary (SEC)		579,780	1,225	32,515	0	130,371	163,740	446	13,010	0	40,746	443,865	366,375	351,169	337,273	443,865	392,012	366,375	351,169	337,273

Total: Total Proved		579,780	1,225	32,515	0	130,371	163,740	446	13,010	0	40,746	443,865	366,375	351,169	337,273	443,865	392,012	366,375	351,169	337,273

BOE Factors:	HVY OIL	1.0	RES GAS	6.0	PROPANE	1.0	ETHANE	1.0
	COND	1.0	SLN GAS	6.0	BUTANE	1.0	SULPHUR	0.0

1150508 Class (A,B1,B2,C), SEC 2015-Dec-31 Posted (12 Month Avg.), grv	February 25, 2016 15:04:54

Historical and Forecast Production

Company:	Brion Energy Corporation	Pricing:	SEC 2015-Dec-31 Posted (12 Month Avg.)
Property:	Corporate	Effective Date:	December 31, 2015
Description:	After Tax Analysis (SEC)

Company* Interest Oil Equivalent

Company* Interest Oil Equivalent - Total Proved

*Note: Historical company interest production is based on current interests in the evaluated reserves entities applied to reported actual gross lease production. Consequently, company actuals may differ from the history shown due to changes in ownership.

Company Interest Oil Equivalent 1150508 / Feb 25, 2016	Drawing 1

Historical and Forecast Production

Company:	Brion Energy Corporation	Pricing:	SEC 2015-Dec-31 Posted (12 Month Avg.)
Property:	Corporate	Effective Date:	December 31, 2015
Description:	After Tax Analysis (SEC)

Company* Interest Total Oil

Company* Interest Total Gas

Company* Interest Natural Gas Liquids

*Note: Historical company interest production is based on current interests in the evaluated reserves entities applied to reported actual gross lease production. Consequently, company actuals may differ from the history shown due to changes in ownership.

Company Interest Total Oil 1150508 / Feb 25, 2016	Drawing 2

PROVED RESERVES

Company:	Brion Energy Corporation	Reserve Class:	Various
Property:	Corporate	Development Class:	Classifications
Description:	After Tax Analysis (SEC)	Pricing:	SEC 2015-Dec-31 Posted (12 Month Avg.)
		Effective Date:	December 31, 2015

Summary of Reserves and Values

	Proved Producing	Proved Developed Non- Producing	Proved Undeveloped	Total Proved Non- Producing	Total Proved
MARKETABLE RESERVES

Light & Medium Oil (Mbbl)
Total Company Interest	61	0	0	0	61
Working Interest	61	0	0	0	61
Net After Royalty	60	0	0	0	60

Tight Oil (Mbbl)
Total Company Interest	403	50	0	50	453
Working Interest	403	50	0	50	453
Net After Royalty	338	48	0	48	386

Total Oil (Mbbl)
Total Company Interest	464	50	0	50	514
Working Interest	464	50	0	50	514
Net After Royalty	398	48	0	48	446

Residue Gas (MMcf)
Total Company Interest	618	0	0	0	618
Working Interest	616	0	0	0	616
Net After Royalty	569	0	0	0	569

Shale Gas (MMcf)
Total Company Interest	126,751	1,257	45,640	46,896	173,648
Working Interest	126,751	1,257	45,640	46,896	173,648
Net After Royalty	119,666	1,178	42,326	43,504	163,171

Total Gas (MMcf)
Total Company Interest	127,369	1,257	45,640	46,896	174,265
Working Interest	127,367	1,257	45,640	46,896	174,264
Net After Royalty	120,235	1,178	42,326	43,504	163,740

Condensate (Mbbl)
Total Company Interest	6,653	97	5,537	5,634	12,287
Working Interest	6,653	97	5,537	5,634	12,287
Net After Royalty	5,440	79	4,660	4,738	10,179

Natural Gas Liquids (Mbbl)
Total Company Interest	8,420	110	7,094	7,205	15,625
Working Interest	8,420	110	7,094	7,205	15,625
Net After Royalty	6,935	91	5,984	6,076	13,010

Oil Equivalent (Mboe)
Total Company Interest	30,113	370	14,701	15,071	45,184
Working Interest	30,113	370	14,701	15,071	45,183
Net After Royalty	27,372	335	13,039	13,374	40,746

BEFORE TAX PRESENT VALUE (M$)
0%	272,048	7,043	164,775	171,817	443,865
5%	252,592	6,449	132,971	139,420	392,012
8%	242,190	6,170	118,015	124,185	366,375
10%	235,768	6,007	109,394	115,401	351,169
12%	229,732	5,860	101,682	107,541	337,273
15%	221,348	5,662	91,554	97,216	318,564
20%	208,950	5,381	77,729	83,110	292,060

AFTER TAX PRESENT VALUE (M$)
0%	272,048	7,043	164,775	171,817	443,865
5%	252,592	6,449	132,971	139,420	392,012
8%	242,190	6,170	118,015	124,185	366,375
10%	235,768	6,007	109,394	115,401	351,169
12%	229,732	5,860	101,682	107,541	337,273
15%	221,348	5,662	91,554	97,216	318,564
20%	208,950	5,381	77,729	83,110	292,060

BOE Factors:	HVY OIL	1.0	RES GAS	6.0	PROPANE	1.0	ETHANE	1.0
	COND	1.0	SLN GAS	6.0	BUTANE	1.0	SULPHUR	0.0

Run Date: February 25, 2016 11:46:00 1150508 Class (A,B1,B2,B,C), SEC 2015-Dec-31 Posted (12 Month Avg.), psum								March 09, 2016 09:05:02

Company:	Brion Energy Corporation	Reserve Class:	Various
Property:	Corporate	Development Class:	Classifications
Description:	After Tax Analysis (SEC)	Pricing:	SEC 2015-Dec-31 Posted (12 Month Avg.)
		Effective Date:	December 31, 2015

Company Production, Reserves and Present Value Summary

	2016 Company Interest Prod’n				Company Interest Reserves					Net After Royalty Reserves					Reserve Life Index yrs	Before Income Tax Discounted Present Value (M$)
Entity Description	Gas Mcf/d	Oil bbl/d	NGL bbl/d	Oil Eq. boe/d	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe		0%	5%	8%	10%	12%
Proved Producing
Summary (SEC)
Brion Energy Corporation.
Duvernay Joint Venture
Kaybob Duvernay	31,786	99	6,126	11,522	46,963	119	7,693	0	15,640	43,522	99	6,331	0	13,684		231,095	214,444	205,660	200,265	195,209
Simonette Montney	643	0	105	212	1,279	0	140	0	354	1,167	0	102	0	296		6,757	5,681	5,217	4,958	4,733
Willesden Green Duvernay	1,807	204	118	624	2,618	284	188	0	908	2,478	239	150	0	801		8,201	7,744	7,469	7,292	7,120

Total: Duvernay Joint Venture	34,236	303	6,349	12,358	50,860	403	8,022	0	16,902	47,167	338	6,582	0	14,782		246,053	227,870	218,346	212,515	207,062
Groundbirch
Greater Groundbirch Area Montney	3,279	0	17	564	4,124	0	21	0	709	3,990	0	20	0	685	3.4	386	528	575	596	611
Greater Saturn Area Montney	17,203	0	90	2,957	24,107	0	126	0	4,143	23,434	0	116	0	4,022	3.8	8,495	8,372	8,192	8,051	7,902
Greater Sunset Area Montney	28,069	0	146	4,824	47,660	0	248	0	8,192	45,075	0	214	0	7,727	4.7	16,230	14,991	14,277	13,826	13,397
Groundbirch Resources	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
Other Intervals (Non- Montney)	481	0	3	83	416	0	2	0	71	379	0	2	0	65	2.4	125	129	129	129	129

Total: Groundbirch	49,031	0	255	8,427	76,307	0	397	0	13,115	72,879	0	352	0	12,498		25,236	24,020	23,173	22,602	22,039

Total: Brion Energy Corporation.	83,268	303	6,604	20,785	127,167	403	8,419	0	30,017	120,046	338	6,934	0	27,280		271,289	251,889	241,519	235,118	229,101
CNPC International Canada Ltd.
Conventional
Drumheller	51	5	0	14	67	9	1	0	21	63	9	0	0	20	4.0	92	105	108	108	109
Lone Rock (Sask)	0	21	0	21	0	32	0	0	32	0	31	0	0	31	4.2	357	323	305	294	284
Twining	138	5	1	29	134	20	1	0	43	127	20	0	0	42	4.1	309	275	258	248	239

Total: Conventional	189	31	1	64	202	61	1	0	96	190	60	1	0	92		758	703	671	650	631
Insitu
Hoole	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
MacKay III	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0

Total: Insitu	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	0	0	0

Total: CNPC International Canada Ltd.	189	31	1	64	202	61	1	0	96	190	60	1	0	92		758	703	671	650	631

Total: Summary (SEC)	83,456	334	6,605	20,849	127,369	464	8,420	0	30,113	120,235	398	6,935	0	27,372		272,048	252,592	242,190	235,768	229,732

Total: Proved Producing	83,456	334	6,605	20,849	127,369	464	8,420	0	30,113	120,235	398	6,935	0	27,372		272,048	252,592	242,190	235,768	229,732
Proved Developed Non-Producing
Summary (SEC)
Brion Energy Corporation.
Duvernay Joint Venture
Kaybob Duvernay	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	0	0	0

1150508	Class (A,B1,B2,B,C), SEC 2015-Dec-31 Posted (12 Month Avg.), crv	February 25, 2016 15:04:55

    Company Production, Reserves and Present Value Summary

	2016 Company Interest Prod’n				Company Interest Reserves					Net After Royalty Reserves					Reserve Life Index yrs	Before Income Tax Discounted Present Value (M$)
Entity Description	Gas Mcf/d	Oil bbl/d	NGL bbl/d	Oil Eq. boe/d	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe		0%	5%	8%	10%	12%
Proved Developed Non-Producing (Cont.)
Summary (SEC) (Cont.)
Brion Energy Corporation. (Cont.)
Duvernay Joint Venture (Cont.)
Simonette Montney	471	0	125	203	663	0	96	0	206	607	0	77	0	178		4,915	4,389	4,151	4,016	3,895
Willesden Green Duvernay	267	79	17	141	200	50	13	0	96	192	48	12	0	92		2,013	1,942	1,900	1,874	1,847

Total: Duvernay Joint Venture	738	79	142	344	863	50	108	0	302	799	48	89	0	270		6,928	6,331	6,052	5,889	5,743
Groundbirch
Greater Groundbirch Area Montney	99	0	1	17	95	0	0	0	16	88	0	0	0	15	2.0	-4	2	5	7	8
Greater Saturn Area Montney	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
Greater Sunset Area Montney	245	0	1	42	299	0	2	0	51	291	0	1	0	50	3.3	119	116	113	111	109
Groundbirch Resources	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
Other Intervals (Non-Montney)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0

Total: Groundbirch	344	0	2	59	394	0	2	0	68	380	0	2	0	65		115	118	118	118	117

Total: Brion Energy Corporation.	1,082	79	143	403	1,257	50	110	0	370	1,178	48	91	0	335		7,043	6,449	6,170	6,007	5,860
CNPC International Canada Ltd.
Conventional
Drumheller	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
Lone Rock (Sask)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
Twining	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0

Total: Conventional	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	0	0	0
Insitu
Hoole	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
MacKay III	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0

Total: Insitu	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	0	0	0

Total: CNPC International Canada Ltd.	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	0	0	0

Total: Summary (SEC)	1,082	79	143	403	1,257	50	110	0	370	1,178	48	91	0	335		7,043	6,449	6,170	6,007	5,860

Total: Proved Developed Non-Producing	1,082	79	143	403	1,257	50	110	0	370	1,178	48	91	0	335		7,043	6,449	6,170	6,007	5,860
Proved Undeveloped
Summary (SEC)
Brion Energy Corporation.
Duvernay Joint Venture
Kaybob Duvernay	12,688	0	2,625	4,739	45,640	0	7,094	0	14,701	42,326	0	5,984	0	13,039		164,775	132,971	118,015	109,394	101,682
Simonette Montney	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	0	0	0
Willesden Green Duvernay	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	0	0	0

Total: Duvernay Joint Venture	12,688	0	2,625	4,739	45,640	0	7,094	0	14,701	42,326	0	5,984	0	13,039		164,775	132,971	118,015	109,394	101,682

1150508	Class (A,B1,B2,B,C), SEC 2015-Dec-31 Posted (12 Month Avg.), crv	February 25, 2016 15:04:55

    Company Production, Reserves and Present Value Summary

	2016 Company Interest Prod’n				Company Interest Reserves					Net After Royalty Reserves					Reserve Life Index yrs	Before Income Tax Discounted Present Value (M$)
Entity Description	Gas Mcf/d	Oil bbl/d	NGL bbl/d	Oil Eq. boe/d	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe		0%	5%	8%	10%	12%
Proved Undeveloped (Cont.)
Summary (SEC) (Cont.)
Brion Energy Corporation. (Cont.)
Groundbirch
Greater Groundbirch Area Montney	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
Greater Saturn Area Montney	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
Greater Sunset Area Montney	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
Groundbirch Resources	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
Other Intervals (Non-Montney )	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0

Total: Groundbirch	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	0	0	0

Total: Brion Energy Corporation.	12,688	0	2,625	4,739	45,640	0	7,094	0	14,701	42,326	0	5,984	0	13,039		164,775	132,971	118,015	109,394	101,682
CNPC International Canada Ltd.
Conventional
Drumheller	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
Lone Rock (Sask)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
Twining	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0

Total: Conventional	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	0	0	0
Insitu
Hoole	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
MacKay III	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0

Total: Insitu	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	0	0	0

Total: CNPC International Canada Ltd.	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	0	0	0

Total: Summary (SEC)	12,688	0	2,625	4,739	45,640	0	7,094	0	14,701	42,326	0	5,984	0	13,039		164,775	132,971	118,015	109,394	101,682

Total: Proved Undeveloped	12,688	0	2,625	4,739	45,640	0	7,094	0	14,701	42,326	0	5,984	0	13,039		164,775	132,971	118,015	109,394	101,682
Total Proved Non-Producing
Summary (SEC)
Brion Energy Corporation.
Duvernay Joint Venture
Kaybob Duvernay	12,688	0	2,625	4,739	45,640	0	7,094	0	14,701	42,326	0	5,984	0	13,039		164,775	132,971	118,015	109,394	101,682
Simonette Montney	471	0	125	203	663	0	96	0	206	607	0	77	0	178		4,915	4,389	4,151	4,016	3,895
Willesden Green Duvernay	267	79	17	141	200	50	13	0	96	192	48	12	0	92		2,013	1,942	1,900	1,874	1,847

Total: Duvernay Joint Venture	13,426	79	2,766	5,083	46,503	50	7,203	0	15,003	43,125	48	6,074	0	13,309		171,702	139,301	124,066	115,283	107,424
Groundbirch
Greater Groundbirch Area Montney	99	0	1	17	95	0	0	0	16	88	0	0	0	15	2.0	-4	2	5	7	8
Greater Saturn Area Montney	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
Greater Sunset Area Montney	245	0	1	42	299	0	2	0	51	291	0	1	0	50	3.3	119	116	113	111	109

1150508	Class (A,B1,B2,B,C), SEC 2015-Dec-31 Posted (12 Month Avg.), crv	February 25, 2016 15:04:55

Company Production, Reserves and Present Value Summary

	2016 Company Interest Prod’n				Company Interest Reserves					Net After Royalty Reserves					Reserve Life Index yrs	Before Income Tax Discounted Present Value (M$)
Entity Description	Gas Mcf/d	Oil bbl/d	NGL bbl/d	Oil Eq. boe /d	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe		0%	5%	8%	10%	12%
Total Proved Non-Producing (Cont.)
Summary (SEC) (Cont.)
Brion Energy Corporation. (Cont.)
Groundbirch (Cont.)
Groundbirch Resources	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
Other Intervals (Non-Montney)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0

Total: Groundbirch	344	0	2	59	394	0	2	0	68	380	0	2	0	65		115	118	118	118	117

Total: Brion Energy Corporation.	13,770	79	2,768	5,142	46,896	50	7,205	0	15,071	43,504	48	6,076	0	13,374		171,817	139,420	124,185	115,401	107,541
CNPC International Canada Ltd.
Conventional
Drumheller	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
Lone Rock (Sask)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
Twining	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0

Total: Conventional	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	0	0	0
Insitu
Hoole	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
MacKay III	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0

Total: Insitu	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	0	0	0

Total: CNPC International Canada Ltd.	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	0	0	0

Total: Summary (SEC)	13,770	79	2,768	5,142	46,896	50	7,205	0	15,071	43,504	48	6,076	0	13,374		171,817	139,420	124,185	115,401	107,541

Total: Total Proved Non-Producing	13,770	79	2,768	5,142	46,896	50	7,205	0	15,071	43,504	48	6,076	0	13,374		171,817	139,420	124,185	115,401	107,541
Total Proved
Summary (SEC)
Brion Energy Corporation.
Duvernay Joint Venture
Kaybob Duvernay	44,474	99	8,750	16,261	92,603	119	14,788	0	30,341	85,848	99	12,315	0	26,722		395,869	347,415	323,675	309,659	296,891
Simonette Montney	1,114	0	229	415	1,942	0	236	0	560	1,774	0	179	0	475		11,672	10,070	9,368	8,974	8,628
Willesden Green Duvernay	2,074	283	135	764	2,818	334	201	0	1,005	2,670	286	162	0	893		10,214	9,686	9,370	9,165	8,967

Total: Duvernay Joint Venture	47,663	382	9,115	17,441	97,362	453	15,224	0	31,905	90,292	386	12,656	0	28,090		417,756	367,171	342,413	327,798	314,486
Groundbirch
Greater Groundbirch Area Montney	3,378	0	18	581	4,220	0	22	0	725	4,078	0	20	0	700	3.4	382	530	580	603	619
Greater Saturn Area Montney	17,203	0	90	2,957	24,107	0	126	0	4,143	23,434	0	116	0	4,022	3.8	8,495	8,372	8,192	8,051	7,902
Greater Sunset Area Montney	28,313	0	147	4,866	47,958	0	250	0	8,243	45,366	0	215	0	7,777	4.6	16,350	15,106	14,390	13,937	13,506

1150508	Class (A,B1,B2,B,C), SEC 2015-Dec-31 Posted (12 Month Avg.), crv	February 25, 2016 15:04:55

    Company Production, Reserves and Present Value Summary

	2016 Company Interest Prod’n				Company Interest Reserves					Net After Royalty Reserves					Reserve Life Index yrs	Before Income Tax Discounted Present Value (M$)
Entity Description	Gas Mcf/d	Oil bbl/d	NGL bbl/d	Oil Eq. boe/d	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe		0%	5%	8%	10%	12%
Total Proved (Cont.)
Summary (SEC) (Cont.)
Brion Energy Corporation. (Cont.)
Groundbirch (Cont.)
Groundbirch Resources	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
Other Intervals (Non-Montney)	481	0	3	83	416	0	2	0	71	379	0	2	0	65	2.4	125	129	129	129	129

Total: Groundbirch	49,375	0	257	8,486	76,701	0	399	0	13,183	73,258	0	354	0	12,563		25,351	24,138	23,291	22,720	22,156

Total: Brion Energy Corporation.	97,037	382	9,372	25,927	174,063	453	15,624	0	45,088	163,550	386	13,009	0	40,654		443,107	391,309	365,704	350,518	336,642
CNPC International Canada Ltd.
Conventional
Drumheller	51	5	0	14	67	9	1	0	21	63	9	0	0	20	4.0	92	105	108	108	109
Lone Rock (Sask)	0	21	0	21	0	32	0	0	32	0	31	0	0	31	4.2	357	323	305	294	284
Twining	138	5	1	29	134	20	1	0	43	127	20	0	0	42	4.1	309	275	258	248	239

Total: Conventional	189	31	1	64	202	61	1	0	96	190	60	1	0	92		758	703	671	650	631
Insitu
Hoole	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0
MacKay III	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0	0

Total: Insitu	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	0	0	0

Total: CNPC International Canada Ltd.	189	31	1	64	202	61	1	0	96	190	60	1	0	92		758	703	671	650	631

Total: Summary (SEC)	97,226	413	9,373	25,991	174,265	514	15,625	0	45,184	163,740	446	13,010	0	40,746		443,865	392,012	366,375	351,169	337,273

Total: Total Proved	97,226	413	9,373	25,991	174,265	514	15,625	0	45,184	163,740	446	13,010	0	40,746		443,865	392,012	366,375	351,169	337,273

BOE Factors:	HVY OIL	1.0	RES GAS	6.0	PROPANE	1.0	ETHANE	1.0
	COND	1.0	SLN GAS	6.0	BUTANE	1.0	SULPHUR	0.0

1150508	Class (A,B1,B2,B,C), SEC 2015-Dec-31 Posted (12 Month Avg.), crv	February 25, 2016 15:04:55

Company:	Brion Energy Corporation	Reserve Class:	Proved
Property:	Corporate	Development Class:	Producing
Description:	After Tax Analysis (SEC)	Pricing:	SEC 2015-Dec-31 Posted (12 Month Avg.)
		Effective Date:	December 31, 2015

Economic Forecast

PRODUCTION FORECAST

			Light & Medium Oil Production				Tight Oil Production				Total Oil Production
	Company Wells		Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
Year	Oil	Gas
2016	11	101	31	11	11	41.91	303	111	105	58.11	334	122	116	56.59
2017	9	96	24	9	9	42.31	183	67	63	58.04	207	76	71	56.19
2018	9	90	20	7	7	42.71	142	52	45	58.00	162	59	52	56.11
2019	8	84	17	6	6	43.11	100	36	29	58.03	117	43	35	55.88
2020	8	78	15	5	5	43.27	87	32	21	58.01	102	37	27	55.83
2021	8	74	13	5	5	43.43	76	28	19	58.00	90	33	24	55.82
2022	6	56	8	3	3	43.53	66	24	17	58.00	74	27	20	56.42
2023	6	50	7	2	2	43.23	58	21	15	58.00	65	24	18	56.44
2024	5	44	6	2	2	43.10	52	19	14	58.00	58	21	16	56.43
2025	1	33	4	1	1	45.40	11	4	3	58.88	15	5	4	55.47
2026	1	27	4	1	1	45.46	10	4	3	58.88	14	5	4	55.38
2027	1	23	3	1	1	45.51	9	3	2	58.88	12	5	4	55.28
Sub.				56	55	42.92		400	336	58.06		456	391	56.21
Rem.				5	5	48.00		3	2	58.88		8	8	51.92
Tot.				61	60	43.37		403	338	58.07		464	398	56.14

	Residue Gas Production				Shale Gas Production				Total Gas Production
Year	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf
2016	669	244	225	1.99	82,787	30,217	28,882	2.26	83,456	30,461	29,107	2.25
2017	405	148	136	2.01	58,226	21,252	20,320	2.08	58,631	21,400	20,456	2.08
2018	290	106	97	2.00	45,141	16,476	15,811	1.99	45,430	16,582	15,908	1.99
2019	222	81	75	1.98	36,481	13,316	12,613	1.89	36,703	13,397	12,688	1.89
2020	40	15	14	2.54	30,231	11,034	10,222	2.03	30,271	11,049	10,236	2.03
2021	36	13	12	2.54	25,389	9,267	8,561	2.04	25,424	9,280	8,574	2.04
2022	23	9	8	2.56	17,969	6,559	6,084	2.01	17,992	6,567	6,092	2.01
2023	6	2	2	2.50	14,600	5,329	4,934	2.04	14,606	5,331	4,936	2.04
2024	0	0	0	0.00	11,578	4,226	3,900	2.06	11,578	4,226	3,900	2.06
2025	0	0	0	0.00	8,751	3,194	2,942	2.05	8,751	3,194	2,942	2.05
2026	0	0	0	0.00	6,421	2,344	2,142	2.10	6,421	2,344	2,142	2.10
2027	0	0	0	0.00	5,092	1,858	1,696	2.11	5,092	1,858	1,696	2.11
Sub.		618	569	2.03		125,072	118,108	2.08		125,690	118,677	2.08
Rem.		0	0	0.00		1,679	1,559	2.06		1,679	1,559	2.06
Tot.		618	569	2.03		126,751	119,666	2.08		127,369	120,235	2.08

1150508 Proved Producing, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:41:39

	Condensate Production				Butane Production				Propane Production
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2016	5,419	1,978	1,875	57.53	631	230	218	32.02	555	203	193	1.54
2017	2,961	1,081	1,014	57.39	413	151	142	31.95	359	131	124	1.48
2018	2,127	777	707	57.32	321	117	108	31.74	279	102	95	1.32
2019	1,674	611	485	57.30	264	96	81	31.80	230	84	70	1.30
2020	1,388	507	317	57.28	227	83	60	31.78	199	73	52	1.31
2021	1,179	430	264	57.27	198	72	52	31.76	175	64	45	1.31
2022	768	280	173	57.06	123	45	32	31.48	108	40	28	1.38
2023	675	246	151	57.08	107	39	28	31.44	96	35	24	1.39
2024	593	217	133	57.10	93	34	24	31.38	84	31	21	1.40
2025	485	177	108	57.76	69	25	18	32.34	61	22	16	1.16
2026	410	149	91	57.81	58	21	15	32.33	52	19	13	1.16
2027	342	125	76	57.83	47	17	12	32.33	42	15	11	1.16
Sub.		6,577	5,394	57.39		931	790	31.86		817	691	1.39
Rem.		76	47	57.91		10	7	32.18		9	6	1.18
Tot.		6,653	5,440	57.40		941	797	31.86		826	697	1.39

	Natural Gas Liquids Production				Oil + Liquids Production				Oil Equivalent Production
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2016	6,605	2,411	2,286	50.39	6,940	2,533	2,402	50.69	20,849	7,610	7,253	25.89
2017	3,733	1,362	1,280	49.20	3,940	1,438	1,352	49.56	13,711	5,005	4,761	23.15
2018	2,727	996	910	48.58	2,889	1,055	962	49.00	10,461	3,818	3,614	22.18
2019	2,167	791	636	48.26	2,284	834	671	48.65	8,401	3,066	2,785	21.48
2020	1,814	662	429	47.94	1,916	699	455	48.36	6,961	2,541	2,161	22.13
2021	1,552	566	360	47.71	1,641	599	385	48.15	5,879	2,146	1,814	22.27
2022	999	365	233	47.89	1,074	392	253	48.48	4,072	1,486	1,268	21.68
2023	878	320	204	47.88	943	344	221	48.47	3,377	1,233	1,044	22.33
2024	770	281	178	47.93	828	302	194	48.53	2,758	1,007	844	23.24
2025	615	225	142	49.30	630	230	146	49.44	2,089	762	636	23.52
2026	519	189	119	49.33	533	194	123	49.48	1,603	585	480	24.86
2027	430	157	98	49.54	443	162	102	49.70	1,291	471	385	25.38
Sub.		8,326	6,875	49.04		8,782	7,265	49.41		29,730	27,045	23.38
Rem.		95	60	49.88		103	68	50.04		383	327	22.50
Tot.		8,420	6,935	49.05		8,885	7,333	49.42		30,113	27,372	23.37

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens						Royalty Interest Process. Expense M$					Total Royalty After Process. M$	Net Revenue After Royalty M$
	Working Interest				Royalty Interest Total M$	Company Interest Total M$		Royalty Burdens Pre-Processing		Gas Processing Allowance				Operating Expenses
Year	Oil M$	Gas M$	NGL+Sul M$	Total M$				Crown M$	Other M$	Crown M$	Other M$			Fixed M$	Variable M$	Total M$
2016	6,905	68,633	121,483	197,021	2	197,023	0	9,898	0	703	0	9,195	187,828	20,165	35,918	56,083
2017	4,246	44,572	67,026	115,844	2	115,847	0	6,514	0	550	0	5,965	109,882	19,725	25,026	44,751
2018	3,313	33,031	48,358	84,702	0	84,702	0	6,183	0	571	0	5,613	79,089	19,157	19,415	38,572
2019	2,379	25,300	38,175	65,854	0	65,854	0	10,004	0	1,041	0	8,963	56,891	18,232	15,710	33,942
2020	2,071	22,422	31,742	56,234	0	56,234	0	14,550	0	1,570	0	12,981	43,253	17,691	13,028	30,720
2021	1,831	18,935	27,017	47,783	0	47,783	0	12,754	0	1,410	0	11,344	36,439	16,659	10,995	27,653
2022	1,526	13,230	17,469	32,225	0	32,225	0	8,333	0	962	0	7,371	24,854	10,876	7,940	18,816
2023	1,339	10,850	15,338	27,527	0	27,527	0	7,297	0	851	0	6,446	21,082	10,240	6,526	16,766
2024	1,196	8,722	13,471	23,388	0	23,388	0	6,398	0	750	0	5,648	17,740	9,495	5,260	14,755
2025	301	6,561	11,069	17,931	0	17,931	0	5,016	0	583	0	4,433	13,498	7,338	3,909	11,247
2026	275	4,924	9,347	14,545	0	14,545	0	4,247	0	499	0	3,748	10,798	6,461	2,936	9,397
2027	251	3,928	7,781	11,961	0	11,961	0	3,532	0	412	0	3,120	8,841	5,789	2,346	8,134
Sub.	25,633	261,107	408,275	695,016	5	695,021	1	94,728	0	9,903	0	84,825	610,195	161,828	149,008	310,835
Rem.	435	3,451	4,733	8,619	0	8,619	0	2,151	0	278	0	1,873	6,746	3,898	2,116	6,014
Tot.	26,068	264,559	413,009	703,635	5	703,640	1	96,879	0	10,181	0	86,698	616,941	165,726	151,124	316,850
Disc	19,433	197,089	310,834	527,357	4	527,361	1	60,447	0	6,102	0	54,345	473,015	109,363	111,324	220,687

1150508 Proved Producing, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:41:39

Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	Net Prod’n Revenue M$	Other Income M$	Aband. & Recl. Costs M$	Oper. Income M$	Net Capital Investment				Before Tax Cash Flow
								Dev. M$	Plant M$	Tang. M$	Total M$	Annual M$	Cum. M$	10.0% Dcf M$
2016	0	0	0	131,746	0	0	131,746	2,135	0	0	2,135	129,610	129,610	123,579
2017	0	0	0	65,131	0	0	65,131	2,135	0	0	2,135	62,996	192,606	178,182
2018	0	0	0	40,517	0	0	40,517	4,271	0	0	4,271	36,247	228,853	206,744
2019	0	0	0	22,950	0	0	22,950	4,070	0	0	4,070	18,880	247,733	220,269
2020	0	0	0	12,534	0	0	12,534	4,070	0	0	4,070	8,464	256,196	225,780
2021	0	0	0	8,785	0	627	8,158	0	0	0	0	8,158	264,354	230,610
2022	0	0	0	6,038	0	560	5,478	0	0	0	0	5,478	269,832	233,559
2023	0	0	0	4,315	0	620	3,696	0	0	0	0	3,696	273,528	235,367
2024	0	0	0	2,985	0	508	2,477	0	0	0	0	2,477	276,005	236,469
2025	0	0	0	2,251	0	460	1,790	0	0	0	0	1,790	277,795	237,192
2026	0	0	0	1,401	0	2,201	-800	0	0	0	0	-800	276,995	236,898
2027	0	0	0	707	0	562	144	0	0	0	0	144	277,140	236,947
Sub.	0	0	0	299,360	0	5,539	293,821	16,681	0	0	16,681	277,140	277,140	236,947
Rem.	0	0	0	732	0	5,824	-5,092	0	0	0	0	-5,092	272,048	235,768
Tot.	0	0	0	300,091	0	11,362	288,729	16,681	0	0	16,681	272,048	272,048	235,768
Disc	0	0	0	252,328	0	3,742	248,586	12,818	0	0	12,818	235,768	235,768	235,768

AFTER TAX ANALYSIS

		Tax Pool Balances Incl. Current Year Additions					Depreciation & Writeoffs
Year	Oper. Income M$	CCA M$	COGPE M$	CDE M$	CEE M$	Other M$	CCA M$	COGPE M$	CDE M$	CEE M$	Other M$	Total M$
2016	131,746	372,794	1,366,499	577,074	32,781	1,042,894	6,431	121,420	21,916	0	0	149,768
2017	65,131	366,363	1,245,079	557,293	32,781	1,042,894	4,823	58,631	15,342	0	0	78,796
2018	40,517	361,540	1,186,448	546,222	32,781	1,042,894	3,618	36,150	10,739	0	0	50,507
2019	22,950	357,922	1,150,297	539,553	32,781	1,042,894	2,713	19,956	7,517	0	0	30,186
2020	12,534	355,209	1,130,342	536,106	32,781	1,042,894	2,035	10,460	5,262	0	0	17,757
2021	8,158	353,174	1,119,882	530,844	32,781	1,042,894	1,526	7,115	3,683	0	0	12,325
2022	5,478	351,648	1,112,767	527,160	32,781	1,042,894	1,145	5,047	2,578	0	0	8,770
2023	3,696	350,503	1,107,720	524,582	32,781	1,042,894	859	3,446	1,805	0	0	6,110
2024	2,477	349,644	1,104,274	522,777	32,781	1,042,894	644	2,548	1,263	0	0	4,455
2025	1,790	349,000	1,101,726	521,513	32,781	1,042,894	483	1,917	884	0	0	3,284
2026	-800	348,517	1,099,809	520,629	32,781	1,042,894	362	0	619	0	0	982
2027	144	348,154	1,099,809	520,010	32,781	1,042,894	272	523	433	0	0	1,228
Sub.	293,821	348,154	1,099,809	520,010	32,781	1,042,894	24,911	267,213	72,044	0	0	364,168
Rem.	-5,092	348,154	1,099,809	520,010	32,781	1,042,894	771	103	983	0	0	1,857
Tot.	288,729	348,154	1,099,809	520,010	32,781	1,042,894	25,682	267,317	73,026	0	0	366,025
Disc	248,586						19,268	226,900	57,463	0	0	303,630

1150508 Proved Producing, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:41:39

		Federal	Provincial			Net Cash Flow Before Income Tax			Net Cash Flow After Income Tax
Year	Taxable Income M$	Income Tax M$	Income Tax M$	ARTD & Investment Credits	Income Tax Payable M$	Annual M$	Cum. M$	10.0% Dcf M$	Annual M$	Cum. M$	10.0% Dcf M$
2016	-18,022	0	0	0	0	129,610	129,610	123,579	129,610	129,610	123,579
2017	-13,665	0	0	0	0	62,996	192,606	178,182	62,996	192,606	178,182
2018	-9,990	0	0	0	0	36,247	228,853	206,744	36,247	228,853	206,744
2019	-7,237	0	0	0	0	18,880	247,733	220,269	18,880	247,733	220,269
2020	-5,224	0	0	0	0	8,464	256,196	225,780	8,464	256,196	225,780
2021	-4,167	0	0	0	0	8,158	264,354	230,610	8,158	264,354	230,610
2022	-3,292	0	0	0	0	5,478	269,832	233,559	5,478	269,832	233,559
2023	-2,414	0	0	0	0	3,696	273,528	235,367	3,696	273,528	235,367
2024	-1,978	0	0	0	0	2,477	276,005	236,469	2,477	276,005	236,469
2025	-1,494	0	0	0	0	1,790	277,795	237,192	1,790	277,795	237,192
2026	-1,781	0	0	0	0	-800	276,995	236,898	-800	276,995	236,898
2027	-1,084	0	0	0	0	144	277,140	236,947	144	277,140	236,947
Sub.	-70,347	0	0	0	0	277,140	277,140	236,947	277,140	277,140	236,947
Rem.	-6,949	0	0	0	0	-5,092	272,048	235,768	-5,092	272,048	235,768
Tot.	-77,296	0	0	0	0	272,048	272,048	235,768	272,048	272,048	235,768
Disc	-55,044	0	0	0	0	235,768	235,768	235,768	235,768	235,768	235,768

SUMMARY OF RESERVES

		Remaining Reserves at Jan 01, 2016				Oil Equivalents			Reserve Life Indic. (yr)
Product	Units	Working Interest	Roy/NPI Interest	Total Company	Net	Oil Eq. Factor	Company Mboe	% of Total	Reserve Life	Life Index	Half Life
Light/Med Oil	Mbbl	61	0	61	60	1.000	61	0	30.0	5.4	3.5
Tight Oil	Mbbl	403	0	403	338	1.000	403	1	13.0	3.6	2.5
Total: Total Oil	Mbbl	464	0	464	398	1.000	464	2	30.0	3.8	2.6
Residue Gas	MMcf	616	2	618	569	6.000	103	0	8.0	2.5	1.4
Shale Gas	MMcf	126,751	0	126,751	119,666	6.000	21,125	70	20.0	4.2	2.7
Total: Gas	MMcf	127,367	2	127,369	120,235	6.000	21,228	70	20.0	4.2	2.7
Gas Heat Content	BBtu	146,407	2	146,409	138,098	0.000	0	0	20.0	4.2	2.7
Condensate	Mbbl	6,653	0	6,653	5,440	1.000	6,653	22	20.0	3.4	2.3
Butane	Mbbl	941	0	941	797	1.000	941	3	20.0	4.1	2.8
Propane	Mbbl	826	0	826	697	1.000	826	3	20.0	4.1	2.8
Total: NGL	Mbbl	8,420	0	8,420	6,935	1.000	8,420	28	20.0	3.5	2.4
Total: Oil+NGL	Mbbl	8,885	0	8,885	7,333	1.000	8,885	30	30.0	3.5	2.4
Total: Oil Eq.	Mboe	30,113	0	30,113	27,372	1.000	30,113	100	30.0	4.0	2.6

1150508 Proved Producing, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:41:39

PRODUCT REVENUE AND EXPENSES

		Average First Year Unit Values							Net Revenue After Royalties
Product	Units	Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod’n Revenue	Undisc M$	% of Total	10% Disc M$	% of Total
Light/Med Oil	$/bbl	58.88	-16.97	41.91	1.48	23.05	0.00	17.38	2,608	0	1,747	0
Tight Oil	$/bbl	58.88	-0.77	58.11	2.93	12.52	0.00	42.66	19,632	3	15,223	3
Total: Total Oil	$/bbl	58.88	-2.29	56.59	2.79	13.51	0.00	40.29	22,240	4	16,970	4
Residue Gas	$/Mcf	2.45	-0.46	1.99	0.15	1.38	0.00	0.46	1,163	0	984	0
Shale Gas	$/Mcf	2.45	-0.20	2.26	0.10	1.60	0.00	0.56	249,589	40	186,340	39
Total: Gas	$/Mcf	2.45	-0.20	2.25	0.10	1.60	0.00	0.55	250,751	41	187,324	40
Condensate	$/bbl	58.14	-0.61	57.53	2.75	0.00	0.00	54.79	318,318	52	249,151	53
Butane	$/bbl	33.09	-1.07	32.02	1.77	0.00	0.00	30.25	25,353	4	19,238	4
Propane	$/bbl	1.45	0.09	1.54	0.32	0.00	0.00	1.22	279	0	332	0
Total: NGL	$/bbl	50.98	-0.59	50.39	2.45	0.00	0.00	47.94	343,949	56	268,721	57
Total: Oil+NGL	$/bbl	51.36	-0.67	50.69	2.47	0.65	0.00	47.57	366,189	59	285,691	60
Total: Oil Eq.	$/boe	26.92	-1.02	25.89	1.21	7.37	0.00	17.31	616,941	100	473,015	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

			Net Present Value Before Income Tax					Net Present Value After Income Tax
Revenue Burdens (%)			Disc. Rate %	Prod’n Revenue M$	Operating Income M$	Capital Invest. M$	Cash Flow		Operating Income M$	Capital Invest. M$	Cash Flow
	Initial	Average					M$	$/boe			M$	$/boe
Crown Royalty	5.0237	13.7684	0.0	300,091	288,729	16,681	272,048	9.03	288,729	16,681	272,048	9.03
Non-crown Royalty	0.0000	0.0000	5.0	273,471	267,140	14,548	252,592	8.39	267,140	14,548	252,592	8.39
Mineral Tax	0.0000	0.0000	8.0	260,246	255,658	13,468	242,190	8.04	255,658	13,468	242,190	8.04
			10.0	252,328	248,586	12,818	235,768	7.83	248,586	12,818	235,768	7.83
			12.0	245,027	241,950	12,218	229,732	7.63	241,950	12,218	229,732	7.63
			15.0	235,075	232,747	11,399	221,348	7.35	232,747	11,399	221,348	7.35
			20.0	220,686	219,173	10,223	208,950	6.94	219,173	10,223	208,950	6.94

Evaluator:	MacDonald, Trisha S.
Run Date:	February 25, 2016 11:45:53

1150508 Proved Producing, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:41:39

Company:	Brion Energy Corporation	Reserve Class:	Proved
Property:	Corporate	Development Class:	Developed Non-Producing
Description:	After Tax Analysis (SEC)	Pricing:	SEC 2015-Dec-31 Posted (12 Month Avg.)
		Effective Date:	December 31, 2015

Economic Forecast

PRODUCTION FORECAST

			Tight Oil Production				Shale Gas Production				Total Gas Production
	Company Wells		Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf
Year	Oil	Gas
2016	0	1	79	29	28	57.73	1,082	395	376	2.66	1,082	395	376	2.66
2017	0	1	34	13	12	57.73	664	242	233	2.58	664	242	233	2.58
2018	0	1	24	9	8	57.73	479	175	164	2.55	479	175	164	2.55
2019	0	1	0	0	0	0.00	227	83	76	2.62	227	83	76	2.62
2020	0	1	0	0	0	0.00	189	69	64	2.61	189	69	64	2.61
2021	0	1	0	0	0	0.00	163	59	55	2.61	163	59	55	2.61
2022	0	1	0	0	0	0.00	144	52	49	2.61	144	52	49	2.61
2023	0	0	0	0	0	0.00	74	27	24	3.22	74	27	24	3.22
2024	0	0	0	0	0	0.00	68	25	22	3.22	68	25	22	3.22
2025	0	0	0	0	0	0.00	62	23	20	3.22	62	23	20	3.22
2026	0	0	0	0	0	0.00	57	21	18	3.22	57	21	18	3.22
2027	0	0	0	0	0	0.00	52	19	17	3.22	52	19	17	3.22
Sub.				50	48	57.73		1,190	1,119	2.67		1,190	1,119	2.67
Rem.				0	0	0.00		67	60	3.22		67	60	3.22
Tot.				50	48	57.73		1,257	1,178	2.70		1,257	1,178	2.70

	Condensate Production				Butane Production				Propane Production
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2016	128	47	44	58.50	8	3	3	23.56	8	3	3	3.09
2017	33	12	11	57.01	5	2	2	23.50	4	2	2	3.11
2018	23	8	5	56.74	3	1	1	23.36	3	1	1	3.13
2019	12	4	3	59.38	1	0	0	29.72	0	0	0	1.68
2020	10	4	2	59.38	1	0	0	29.73	0	0	0	1.68
2021	8	3	2	59.38	0	0	0	29.74	0	0	0	1.68
2022	7	3	2	59.38	0	0	0	29.74	0	0	0	1.68
2023	6	2	1	59.60	0	0	0	29.21	0	0	0	1.68
2024	6	2	1	59.60	0	0	0	29.21	0	0	0	1.68
2025	5	2	1	59.60	0	0	0	29.21	0	0	0	1.68
2026	5	2	1	59.60	0	0	0	29.21	0	0	0	1.68
2027	5	2	1	59.60	0	0	0	29.21	0	0	0	1.68
Sub.		91	75	58.39		7	6	24.57		6	6	2.97
Rem.		6	4	59.60		0	0	29.21		0	0	1.68
Tot.		97	79	58.47		7	7	24.75		6	6	2.94

1150508 Proved Developed Non-Producing, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:43:35

	Natural Gas Liquids Production				Oil + Liquids Production				Oil Equivalent Production
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2016	143	52	50	53.65	222	81	77	55.10	403	147	140	37.58
2017	42	15	14	47.60	77	28	26	52.15	187	68	65	30.51
2018	29	11	8	46.78	53	19	16	51.66	133	48	43	29.82
2019	13	5	3	56.57	13	5	3	56.57	51	18	16	26.15
2020	11	4	2	56.57	11	4	2	56.57	42	15	13	26.04
2021	9	3	2	56.56	9	3	2	56.56	36	13	11	25.99
2022	8	3	2	56.56	8	3	2	56.56	32	12	10	25.95
2023	7	3	2	56.87	7	3	2	56.87	19	7	6	32.80
2024	6	2	1	56.87	6	2	1	56.87	18	6	5	32.80
2025	6	2	1	56.87	6	2	1	56.87	16	6	5	32.80
2026	5	2	1	56.87	5	2	1	56.87	15	5	4	32.80
2027	5	2	1	56.87	5	2	1	56.87	14	5	4	32.80
Sub.		104	87	52.79		154	135	54.40		352	321	32.81
Rem.		6	4	56.87		6	4	56.87		17	14	32.80
Tot.		110	91	53.03		160	139	54.50		370	335	32.81

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens
	Working Interest				Royalty Interest Total M$	Company Interest Total M$	Royalty Burdens Pre-Processing		Gas Processing Allowance		Total Royalty After Process. M$	Net Revenue After Royalty M$	Operating Expenses
Year	Oil M$	Gas M$	NGL+Sul M$	Total M$			Crown M$	Other M$	Crown M$	Other M$			Fixed M$	Variable M$	Total M$
2016	1,668	1,050	2,807	5,525	0	5,525	270	0	28	0	242	5,283	235	807	1,043
2017	726	626	735	2,087	0	2,087	113	0	18	0	94	1,993	368	459	827
2018	497	446	501	1,445	0	1,445	229	0	51	0	178	1,267	368	324	692
2019	0	217	267	484	0	484	118	0	36	0	82	402	38	150	188
2020	0	181	221	401	0	401	98	0	30	0	68	333	38	125	163
2021	0	155	189	344	0	344	84	0	25	0	58	286	38	107	145
2022	0	137	166	303	0	303	73	0	22	0	51	252	38	94	133
2023	0	87	144	231	0	231	65	0	20	0	45	186	18	64	82
2024	0	79	131	210	0	210	59	0	18	0	41	170	18	58	76
2025	0	73	120	193	0	193	54	0	17	0	37	155	18	53	71
2026	0	67	110	177	0	177	50	0	15	0	34	143	18	49	67
2027	0	61	102	163	0	163	46	0	14	0	31	131	18	45	63
Sub.	2,891	3,178	5,493	11,563	0	11,563	1,257	0	296	0	961	10,601	1,215	2,334	3,549
Rem.	0	216	357	573	0	573	161	0	50	0	111	463	79	158	237
Tot.	2,891	3,394	5,850	12,136	0	12,136	1,418	0	346	0	1,072	11,064	1,294	2,491	3,785
Disc	2,612	2,543	4,591	9,745	0	9,745	928	0	204	0	724	9,020	987	1,878	2,864

1150508 Proved Developed Non-Producing, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:43:35

						Aband. & Recl. Costs M$		Net Capital Investment				Before Tax Cash Flow
Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	Net Prod’n Revenue M$	Other Income M$		Oper. Income M$	Dev. M$	Plant M$	Tang. M$	Total M$	Annual M$	Cum. M$	10.0% Dcf M$
2016	0	0	0	4,240	0	0	4,240	100	0	0	100	4,141	4,141	3,948
2017	0	0	0	1,166	0	0	1,166	0	0	0	0	1,166	5,307	4,959
2018	0	0	0	575	0	0	575	0	0	0	0	575	5,882	5,412
2019	0	0	0	213	0	0	213	0	0	0	0	213	6,095	5,565
2020	0	0	0	170	0	0	170	0	0	0	0	170	6,266	5,676
2021	0	0	0	140	0	0	140	0	0	0	0	140	6,406	5,759
2022	0	0	0	119	0	0	119	0	0	0	0	119	6,525	5,823
2023	0	0	0	105	0	92	12	0	0	0	0	12	6,538	5,829
2024	0	0	0	94	0	0	94	0	0	0	0	94	6,631	5,871
2025	0	0	0	84	0	0	84	0	0	0	0	84	6,716	5,905
2026	0	0	0	76	0	0	76	0	0	0	0	76	6,792	5,933
2027	0	0	0	69	0	14	55	0	0	0	0	55	6,847	5,951
Sub.	0	0	0	7,053	0	106	6,947	100	0	0	100	6,847	6,847	5,951
Rem.	0	0	0	226	0	30	196	0	0	0	0	196	7,043	6,007
Tot.	0	0	0	7,279	0	136	7,143	100	0	0	100	7,043	7,043	6,007
Disc	0	0	0	6,156	0	54	6,102	95	0	0	95	6,007	6,007	6,007

AFTER TAX ANALYSIS

		Tax Pool Balances Incl. Current Year Additions					Depreciation & Writeoffs
Year	Oper. Income M$	CCA M$	COGPE M$	CDE M$	CEE M$	Other M$	CCA M$	COGPE M$	CDE M$	CEE M$	Other M$	Total M$
2016	4,240	0	0	100	0	0	0	4,165	0	0	0	4,165
2017	1,166	0	-4,165	100	0	0	0	1,128	0	0	0	1,128
2018	575	0	-5,293	100	0	0	0	555	0	0	0	555
2019	213	0	-5,848	100	0	0	0	202	0	0	0	202
2020	170	0	-6,050	100	0	0	0	164	0	0	0	164
2021	140	0	-6,214	100	0	0	0	138	0	0	0	138
2022	119	0	-6,352	100	0	0	0	119	0	0	0	119
2023	12	0	-6,471	100	0	0	0	37	0	0	0	37
2024	94	0	-6,508	100	0	0	0	94	0	0	0	94
2025	84	0	-6,602	100	0	0	0	84	0	0	0	84
2026	76	0	-6,687	100	0	0	0	0	0	0	0	0
2027	55	0	-6,687	100	0	0	0	69	0	0	0	69
Sub.	6,947	0	-6,687	100	0	0	0	6,755	0	0	0	6,755
Rem.	196	0	-6,687	100	0	0	0	58	0	0	0	58
Tot.	7,143	0	-6,687	100	0	0	0	6,814	0	0	0	6,814
Disc	6,102	0					0	5,918	0	0	0	5,918

1150508 Proved Developed Non-Producing, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:43:35

		Federal	Provincial		Income Tax Payable M$	Net Cash Flow Before Income Tax			Net Cash Flow After Income Tax
Year	Taxable Income M$	Income Tax M$	Income Tax M$	ARTD & Investment Credits		Annual M$	Cum. M$	10.0% Dcf M$	Annual M$	Cum. M$	10.0% Dcf M$
2016	75	0	0	0	0	4,141	4,141	3,948	4,141	4,141	3,948
2017	39	0	0	0	0	1,166	5,307	4,959	1,166	5,307	4,959
2018	20	0	0	0	0	575	5,882	5,412	575	5,882	5,412
2019	11	0	0	0	0	213	6,095	5,565	213	6,095	5,565
2020	6	0	0	0	0	170	6,266	5,676	170	6,266	5,676
2021	3	0	0	0	0	140	6,406	5,759	140	6,406	5,759
2022	0	0	0	0	0	119	6,525	5,823	119	6,525	5,823
2023	-25	0	0	0	0	12	6,538	5,829	12	6,538	5,829
2024	0	0	0	0	0	94	6,631	5,871	94	6,631	5,871
2025	0	0	0	0	0	84	6,716	5,905	84	6,716	5,905
2026	76	0	0	0	0	76	6,792	5,933	76	6,792	5,933
2027	-14	0	0	0	0	55	6,847	5,951	55	6,847	5,951
Sub.	191	0	0	0	0	6,847	6,847	5,951	6,847	6,847	5,951
Rem.	138	0	0	0	0	196	7,043	6,007	196	7,043	6,007
Tot.	329	0	0	0	0	7,043	7,043	6,007	7,043	7,043	6,007
Disc	184	0	0	0	0	6,007	6,007	6,007	6,007	6,007	6,007

SUMMARY OF RESERVES

		Remaining Reserves at Jan 01, 2016				Oil Equivalents			Reserve Life Indic. (yr)
Product	Units	Working Interest	Roy/NPI Interest	Total Company	Net	Oil Eq. Factor	Company Mboe	% of Total	Reserve Life	Life Index	Half Life
Tight Oil	Mbbl	50	0	50	48	1.000	50	14	3.0	1.7	0.9
Shale Gas	MMcf	1,257	0	1,257	1,178	6.000	209	57	17.0	3.2	2.0
Gas Heat Content	BBtu	1,457	0	1,457	1,365	0.000	0	0	17.0	3.2	2.0
Condensate	Mbbl	97	0	97	79	1.000	97	26	17.0	2.1	1.1
Butane	Mbbl	7	0	7	7	1.000	7	2	17.0	2.6	1.5
Propane	Mbbl	6	0	6	6	1.000	6	2	17.0	2.3	1.2
Total: NGL	Mbbl	110	0	110	91	1.000	110	30	17.0	2.1	1.2
Total: Oil+NGL	Mbbl	160	0	160	139	1.000	160	43	17.0	2.0	1.0
Total: Oil Eq.	Mboe	370	0	370	335	1.000	370	100	17.0	2.5	1.6

PRODUCT REVENUE AND EXPENSES

		Average First Year Unit Values							Net Revenue After Royalties
Product	Units	Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod’n Revenue	Undisc M$	% of Total	10% Disc M$	% of Total
Tight Oil	$/bbl	58.88	-1.15	57.73	2.77	9.98	0.00	44.98	2,750	25	2,484	28
Shale Gas	$/Mcf	2.45	0.21	2.66	0.10	1.91	0.00	0.65	3,335	30	2,487	28
Condensate	$/bbl	61.80	-3.30	58.50	2.50	0.00	0.00	56.00	4,804	43	3,906	43
Butane	$/bbl	34.49	-10.93	23.56	1.54	0.00	0.00	22.02	160	1	130	1
Propane	$/bbl	2.43	0.67	3.09	0.28	0.00	0.00	2.82	15	0	14	0
Total: NGL	$/bbl	57.17	-3.51	53.65	2.33	0.00	0.00	51.32	4,979	45	4,049	45
Total: Oil+NGL	$/bbl	57.78	-2.67	55.10	2.49	3.55	0.00	49.07	7,729	70	6,533	72
Total: Oil Eq.	$/boe	38.50	-0.92	37.58	1.64	7.09	0.00	28.84	11,064	100	9,020	100

1150508 Proved Developed Non-Producing, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:43:35

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

				Net Present Value Before Income Tax					Net Present Value After Income Tax
Revenue Burdens (%)			Disc. Rate %	Prod’n Revenue M$	Operating Income M$	Capital Invest. M$	Cash Flow		Operating Income M$	Capital Invest. M$	Cash Flow
	Initial	Average					M$	$/boe			M$	$/boe
Crown Royalty	4.8876	11.6831	0.0	7,279	7,143	100	7,043	19.04	7,143	100	7,043	19.04
Non-crown Royalty	0.0000	0.0000	5.0	6,629	6,546	97	6,449	17.44	6,546	97	6,449	17.44
Mineral Tax	0.0000	0.0000	8.0	6,329	6,266	96	6,170	16.68	6,266	96	6,170	16.68
			10.0	6,156	6,102	95	6,007	16.24	6,102	95	6,007	16.24
			12.0	6,000	5,954	94	5,860	15.84	5,954	94	5,860	15.84
			15.0	5,791	5,755	93	5,662	15.31	5,755	93	5,662	15.31
			20.0	5,497	5,472	91	5,381	14.55	5,472	91	5,381	14.55

Evaluator:	MacDonald, Trisha S.
Run Date:	February 25, 2016 11:45:56

1150508 Proved Developed Non-Producing, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:43:35

Company:	Brion Energy Corporation	Reserve Class:	Proved
Property:	Corporate	Development Class:	Undeveloped
Description:	After Tax Analysis (SEC)	Pricing:	SEC 2015-Dec-31 Posted (12 Month Avg.)
		Effective Date:	December 31, 2015

Economic Forecast

PRODUCTION FORECAST

		Shale Gas Production				Condensate Production				Butane Production
Year	Company Gas Wells	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2016	11	12,688	4,631	4,403	2.94	2,220	810	770	57.92	215	78	75	32.59
2017	17	21,368	7,799	7,427	2.56	3,528	1,288	1,226	57.92	376	137	131	32.53
2018	17	15,481	5,651	5,392	2.30	2,030	741	706	57.92	277	101	96	32.34
2019	17	11,360	4,146	4,018	2.00	1,274	465	441	57.92	202	74	70	32.34
2020	17	9,011	3,289	3,199	2.36	939	343	315	57.92	160	58	55	32.34
2021	17	7,647	2,791	2,621	2.36	755	276	224	57.92	135	49	42	32.34
2022	17	6,707	2,448	2,174	2.36	636	232	147	57.92	119	43	31	32.34
2023	17	5,985	2,185	1,921	2.36	551	201	121	57.92	106	39	27	32.34
2024	17	5,392	1,968	1,731	2.36	488	178	107	57.92	95	35	24	32.34
2025	17	4,836	1,765	1,552	2.36	436	159	96	57.92	86	31	22	32.34
2026	17	4,350	1,588	1,397	2.36	395	144	87	57.92	77	28	20	32.34
2027	17	3,914	1,429	1,256	2.36	359	131	79	57.92	69	25	18	32.34
Sub.			39,690	37,092	2.42		4,968	4,318	57.92		699	611	32.40
Rem.			5,950	5,233	2.36		569	341	57.92		105	73	32.34
Tot.			45,640	42,326	2.41		5,537	4,660	57.92		804	684	32.39

	Propane Production				Natural Gas Liquids Production				Oil Equivalent Production
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2016	190	69	66	1.41	2,625	958	911	51.75	4,739	1,730	1,645	36.52
2017	351	128	122	1.35	4,255	1,553	1,479	51.01	7,817	2,853	2,717	34.77
2018	263	96	92	1.16	2,569	938	894	49.36	5,149	1,879	1,793	31.53
2019	191	70	67	1.16	1,667	608	578	48.32	3,560	1,299	1,248	29.00
2020	151	55	52	1.16	1,250	456	421	47.80	2,751	1,004	954	29.45
2021	128	47	40	1.16	1,018	372	306	47.40	2,293	837	743	28.94
2022	112	41	30	1.16	866	316	208	47.09	1,984	724	571	28.55
2023	100	36	25	1.16	756	276	173	46.85	1,754	640	493	28.28
2024	90	33	23	1.16	673	246	154	46.72	1,572	574	443	28.13
2025	81	29	21	1.16	603	220	138	46.70	1,409	514	397	28.10
2026	72	26	19	1.16	545	199	125	46.75	1,270	463	357	28.16
2027	65	24	17	1.16	494	180	113	46.84	1,146	418	322	28.26
Sub.		655	572	1.22		6,322	5,501	49.23		12,937	11,683	31.49
Rem.		98	69	1.16		772	484	47.23		1,764	1,356	28.65
Tot.		753	640	1.21		7,094	5,984	49.01		14,701	13,039	31.15

1150508 Proved Undeveloped, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:43:57

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens
Year	Working Interest				Royalty Interest Total M$	Company Interest Total M$	Royalty Burdens Pre-Processing		Gas Processing Allowance		Total Royalty After Process. M$	Net Revenue After Royalty M$	Operating Expenses
	Oil M$	Gas M$	NGL+Sul M$	Total M$			Crown M$	Other M$	Crown M$	Other M$			Fixed M$	Variable M$	Total M$
2016	0	13,599	49,580	63,179	0	63,179	3,159	0	263	0	2,896	60,283	1,092	5,480	6,572
2017	0	19,964	79,230	99,194	0	99,194	4,960	0	494	0	4,466	94,728	3,092	9,711	12,803
2018	0	12,981	46,282	59,262	0	59,262	2,963	0	402	0	2,562	56,701	3,563	7,154	10,717
2019	0	8,293	29,394	37,687	0	37,687	1,884	0	315	0	1,569	36,118	3,563	5,228	8,791
2020	0	7,778	21,800	29,578	0	29,578	2,056	0	347	0	1,709	27,869	3,563	4,153	7,715
2021	0	6,601	17,614	24,214	0	24,214	3,799	0	646	0	3,152	21,062	3,563	3,521	7,084
2022	0	5,789	14,889	20,678	0	20,678	6,224	0	1,230	0	4,994	15,684	3,563	3,086	6,649
2023	0	5,166	12,936	18,102	0	18,102	5,926	0	1,209	0	4,717	13,385	3,563	2,752	6,315
2024	0	4,654	11,484	16,139	0	16,139	5,271	0	1,084	0	4,188	11,951	3,563	2,476	6,039
2025	0	4,174	10,272	14,446	0	14,446	4,717	0	965	0	3,752	10,695	3,563	2,218	5,781
2026	0	3,755	9,292	13,047	0	13,047	4,263	0	695	0	3,569	9,478	3,563	1,993	5,555
2027	0	3,378	8,445	11,824	0	11,824	3,870	0	477	0	3,393	8,431	3,563	1,790	5,353
Sub.	0	96,133	311,218	407,351	0	407,351	49,092	0	8,126	0	40,966	366,385	39,813	49,561	89,374
Rem.	0	14,071	36,471	50,541	0	50,541	16,632	0	1,980	0	14,653	35,889	20,868	7,413	28,282
Tot.	0	110,204	347,688	457,893	0	457,893	65,724	0	10,106	0	55,619	402,274	60,681	56,975	117,655
Disc	0	70,846	237,045	307,891	0	307,891	32,099	0	4,866	0	27,233	280,658	27,781	36,006	63,787

Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	Net Prod’n Revenue M$	Other Income M$	Aband. & Recl. Costs M$	Oper. Income M$	Net Capital Investment				Before Tax Cash Flow
								Dev. M$	Plant M$	Tang. M$	Total M$	Annual M$	Cum. M$	10.0% Dcf M$
2016	0	0	0	53,711	0	0	53,711	58,576	2,740	10,336	71,652	-17,941	-17,941	-17,106
2017	0	0	0	81,925	0	0	81,925	36,057	2,285	6,358	44,699	37,226	19,285	15,161
2018	0	0	0	45,984	0	0	45,984	0	0	0	0	45,984	65,269	51,396
2019	0	0	0	27,328	0	0	27,328	0	0	0	0	27,328	92,597	70,972
2020	0	0	0	20,154	0	0	20,154	0	0	0	0	20,154	112,751	84,097
2021	0	0	0	13,978	0	0	13,978	0	0	0	0	13,978	126,729	92,372
2022	0	0	0	9,035	0	0	9,035	0	0	0	0	9,035	135,764	97,235
2023	0	0	0	7,071	0	0	7,071	0	0	0	0	7,071	142,834	100,694
2024	0	0	0	5,912	0	0	5,912	0	0	0	0	5,912	148,746	103,324
2025	0	0	0	4,914	0	0	4,914	0	0	0	0	4,914	153,660	105,311
2026	0	0	0	3,923	0	0	3,923	0	0	0	0	3,923	157,583	106,753
2027	0	0	0	3,077	0	0	3,077	0	0	0	0	3,077	160,661	107,781
Sub.	0	0	0	277,012	0	0	277,012	94,633	5,025	16,693	116,351	160,661	160,661	107,781
Rem.	0	0	0	7,607	0	3,493	4,114	0	0	0	0	4,114	164,775	109,394
Tot.	0	0	0	284,619	0	3,493	281,126	94,633	5,025	16,693	116,351	164,775	164,775	109,394
Disc	0	0	0	216,871	0	415	216,456	87,103	4,593	15,365	107,062	109,394	109,394	109,394

1150508 Proved Undeveloped, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:43:57

AFTER TAX ANALYSIS

	Oper. Income M$	Tax Pool Balances Incl. Current Year Additions					Depreciation & Writeoffs
Year		CCA M$	COGPE M$	CDE M$	CEE M$	Other M$	CCA M$	COGPE M$	CDE M$	CEE M$	Other M$	Total M$
2016	53,711	13,076	0	58,576	0	0	0	11,051	42,660	0	0	53,711
2017	81,925	21,718	-11,051	51,973	0	0	0	63,182	18,743	0	0	81,925
2018	45,984	21,718	-74,233	33,230	0	0	0	45,984	0	0	0	45,984
2019	27,328	21,718	-120,217	33,230	0	0	0	27,328	0	0	0	27,328
2020	20,154	21,718	-147,545	33,230	0	0	0	20,154	0	0	0	20,154
2021	13,978	21,718	-167,699	33,230	0	0	0	13,978	0	0	0	13,978
2022	9,035	21,718	-181,677	33,230	0	0	0	9,035	0	0	0	9,035
2023	7,071	21,718	-190,712	33,230	0	0	0	7,071	0	0	0	7,071
2024	5,912	21,718	-197,782	33,230	0	0	0	5,912	0	0	0	5,912
2025	4,914	21,718	-203,694	33,230	0	0	0	4,914	0	0	0	4,914
2026	3,923	21,718	-208,608	33,230	0	0	0	3,664	0	0	0	3,664
2027	3,077	21,718	-212,272	33,230	0	0	0	3,077	0	0	0	3,077
Sub.	277,012	21,718	-212,272	33,230	0	0	0	215,349	61,403	0	0	276,752
Rem.	4,114	21,718	-212,272	33,230	0	0	0	5,644	0	0	0	5,644
Tot.	281,126	21,718	-212,272	33,230	0	0	0	220,993	61,403	0	0	282,396
Disc	216,456						0	159,385	56,921	0	0	216,306

		Federal	Provincial	ARTD & Investment Credits	Income Tax Payable M$	Net Cash Flow Before Income Tax			Net Cash Flow After Income Tax
Year	Taxable Income M$	Income Tax M$	Income Tax M$			Annual M$	Cum. M$	10.0% Dcf M$	Annual M$	Cum. M$	10.0% Dcf M$
2016	0	0	0	0	0	-17,941	-17,941	-17,106	-17,941	-17,941	-17,106
2017	0	0	0	0	0	37,226	19,285	15,161	37,226	19,285	15,161
2018	0	0	0	0	0	45,984	65,269	51,396	45,984	65,269	51,396
2019	0	0	0	0	0	27,328	92,597	70,972	27,328	92,597	70,972
2020	0	0	0	0	0	20,154	112,751	84,097	20,154	112,751	84,097
2021	0	0	0	0	0	13,978	126,729	92,372	13,978	126,729	92,372
2022	0	0	0	0	0	9,035	135,764	97,235	9,035	135,764	97,235
2023	0	0	0	0	0	7,071	142,834	100,694	7,071	142,834	100,694
2024	0	0	0	0	0	5,912	148,746	103,324	5,912	148,746	103,324
2025	0	0	0	0	0	4,914	153,660	105,311	4,914	153,660	105,311
2026	260	0	0	0	0	3,923	157,583	106,753	3,923	157,583	106,753
2027	0	0	0	0	0	3,077	160,661	107,781	3,077	160,661	107,781
Sub.	260	0	0	0	0	160,661	160,661	107,781	160,661	160,661	107,781
Rem.	-1,530	0	0	0	0	4,114	164,775	109,394	4,114	164,775	109,394
Tot.	-1,271	0	0	0	0	164,775	164,775	109,394	164,775	164,775	109,394
Disc	150	0	0	0	0	109,394	109,394	109,394	109,394	109,394	109,394

1150508 Proved Undeveloped, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:43:57

SUMMARY OF RESERVES

		Remaining Reserves at Jan 01, 2016				Oil Equivalents			Reserve Life Indic. (yr)
Product	Units	Working Interest	Roy/NPI Interest	Total Company	Net	Oil Eq. Factor	Company Mboe	% of Total	Reserve Life	Life Index	Half Life
Shale Gas	MMcf	45,640	0	45,640	42,326	6.000	7,607	52	19.0	9.9	4.2
Gas Heat Content	BBtu	56,245	0	56,245	52,161	0.000	0	0	19.0	9.9	4.2
Condensate	Mbbl	5,537	0	5,537	4,660	1.000	5,537	38	19.0	6.8	2.9
Butane	Mbbl	804	0	804	684	1.000	804	5	19.0	10.3	4.2
Propane	Mbbl	753	0	753	640	1.000	753	5	19.0	10.8	4.2
Total: NGL	Mbbl	7,094	0	7,094	5,984	1.000	7,094	48	19.0	7.4	3.2
Total: Oil Eq.	Mboe	14,701	0	14,701	13,039	1.000	14,701	100	19.0	8.5	3.7

PRODUCT REVENUE AND EXPENSES

		Average First Year Unit Values							Net Revenue After Royalties
Product	Units	Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod’n Revenue	Undisc M$	% of Total	10% Disc M$	% of Total
Shale Gas	$/Mcf	2.45	0.48	2.94	0.14	1.42	0.00	1.38	103,503	26	67,017	24
Condensate	$/bbl	57.92	0.00	57.92	2.60	0.00	0.00	55.32	276,277	69	198,650	71
Butane	$/bbl	32.59	0.00	32.59	1.66	0.00	0.00	30.94	22,348	6	14,759	5
Propane	$/bbl	1.41	0.00	1.41	0.32	0.00	0.00	1.09	146	0	232	0
Total: NGL	$/bbl	51.75	0.00	51.75	2.36	0.00	0.00	49.39	298,771	74	213,641	76
Total: Oil Eq.	$/boe	35.23	1.29	36.52	1.67	3.80	0.00	31.05	402,274	100	280,658	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

				Net Present Value Before Income Tax					Net Present Value After Income Tax
Revenue Burdens (%)			Disc. Rate %	Prod’n Revenue M$	Operating Income M$	Capital Invest. M$	Cash Flow		Operating Income M$	Capital Invest. M$	Cash Flow
	Initial	Average					M$	$/boe			M$	$/boe
Crown Royalty	5.0000	14.3537	0.0	284,619	281,126	116,351	164,775	11.21	281,126	116,351	164,775	11.21
Non-crown Royalty	0.0000	0.0000	5.0	245,614	244,441	111,470	132,971	9.05	244,441	111,470	132,971	9.05
Mineral Tax	0.0000	0.0000	8.0	227,413	226,788	108,773	118,015	8.03	226,788	108,773	118,015	8.03
			10.0	216,871	216,456	107,062	109,394	7.44	216,456	107,062	109,394	7.44
			12.0	207,375	207,097	105,416	101,682	6.92	207,097	105,416	101,682	6.92
			15.0	194,769	194,615	103,061	91,554	6.23	194,615	103,061	91,554	6.23
			20.0	177,202	177,142	99,413	77,729	5.29	177,142	99,413	77,729	5.29

Evaluator:	MacDonald, Trisha S.
Run Date:	February 25, 2016 11:46:00

1150508 Proved Undeveloped, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:43:57

Company:	Brion Energy Corporation	Reserve Class:	Proved
Property:	Corporate	Development Class:	Total Non-Producing
Description:	After Tax Analysis (SEC)	Pricing:	SEC 2015-Dec-31 Posted (12 Month Avg.)
		Effective Date:	December 31, 2015

Economic Forecast

PRODUCTION FORECAST

			Tight Oil Production				Shale Gas Production				Total Gas Production
	Company Wells		Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf
Year	Oil	Gas
2016	0	13	79	29	28	57.73	13,770	5,026	4,779	2.91	13,770	5,026	4,779	2.91
2017	0	19	34	13	12	57.73	22,032	8,042	7,661	2.56	22,032	8,042	7,661	2.56
2018	0	19	24	9	8	57.73	15,960	5,825	5,557	2.30	15,960	5,825	5,557	2.30
2019	0	18	0	0	0	0.00	11,587	4,229	4,095	2.01	11,587	4,229	4,095	2.01
2020	0	18	0	0	0	0.00	9,200	3,358	3,263	2.37	9,200	3,358	3,263	2.37
2021	0	18	0	0	0	0.00	7,810	2,851	2,676	2.37	7,810	2,851	2,676	2.37
2022	0	18	0	0	0	0.00	6,850	2,500	2,222	2.37	6,850	2,500	2,222	2.37
2023	0	18	0	0	0	0.00	6,059	2,212	1,945	2.38	6,059	2,212	1,945	2.38
2024	0	18	0	0	0	0.00	5,460	1,993	1,753	2.38	5,460	1,993	1,753	2.38
2025	0	18	0	0	0	0.00	4,898	1,788	1,572	2.38	4,898	1,788	1,572	2.38
2026	0	18	0	0	0	0.00	4,407	1,609	1,415	2.38	4,407	1,609	1,415	2.38
2027	0	18	0	0	0	0.00	3,966	1,448	1,273	2.38	3,966	1,448	1,273	2.38
Sub.				50	48	57.73		40,879	38,211	2.43		40,879	38,211	2.43
Rem.				0	0	0.00		6,017	5,293	2.37		6,017	5,293	2.37
Tot.				50	48	57.73		46,896	43,504	2.42		46,896	43,504	2.42

	Condensate Production				Butane Production				Propane Production
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2016	2,348	857	815	57.95	223	81	77	32.27	198	72	69	1.48
2017	3,561	1,300	1,237	57.91	381	139	132	32.42	355	130	124	1.37
2018	2,052	749	712	57.91	280	102	97	32.23	266	97	93	1.18
2019	1,286	469	444	57.93	203	74	71	32.33	191	70	67	1.16
2020	949	346	317	57.94	160	59	55	32.33	151	55	52	1.16
2021	763	279	226	57.94	136	50	42	32.33	128	47	40	1.16
2022	643	235	149	57.94	119	43	31	32.33	112	41	30	1.16
2023	557	203	122	57.94	106	39	27	32.33	100	36	26	1.16
2024	494	180	108	57.94	96	35	24	32.33	90	33	23	1.16
2025	442	161	97	57.94	86	31	22	32.33	81	29	21	1.16
2026	400	146	88	57.94	77	28	20	32.33	73	27	19	1.16
2027	364	133	80	57.94	70	25	18	32.33	65	24	17	1.16
Sub.		5,059	4,393	57.93		707	617	32.32		661	577	1.24
Rem.		575	345	57.94		105	74	32.33		98	69	1.16
Tot.		5,634	4,738	57.93		812	691	32.32		759	646	1.23

1150508 Total Proved Non-Producing, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:43:29

	Natural Gas Liquids Production				Oil + Liquids Production				Oil Equivalent Production
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2016	2,768	1,010	960	51.85	2,847	1,039	988	52.01	5,142	1,877	1,784	36.60
2017	4,298	1,569	1,493	50.98	4,332	1,581	1,505	51.03	8,004	2,922	2,782	34.67
2018	2,598	948	902	49.33	2,622	957	910	49.40	5,282	1,928	1,836	31.49
2019	1,680	613	581	48.38	1,680	613	581	48.38	3,611	1,318	1,264	28.96
2020	1,260	460	423	47.87	1,260	460	423	47.87	2,794	1,020	967	29.40
2021	1,027	375	308	47.48	1,027	375	308	47.48	2,329	850	754	28.89
2022	874	319	210	47.18	874	319	210	47.18	2,016	736	580	28.51
2023	763	279	175	46.95	763	279	175	46.95	1,773	647	499	28.33
2024	680	248	156	46.82	680	248	156	46.82	1,590	580	448	28.18
2025	608	222	139	46.79	608	222	139	46.79	1,425	520	401	28.15
2026	550	201	126	46.85	550	201	126	46.85	1,284	469	362	28.21
2027	499	182	114	46.94	499	182	114	46.94	1,160	423	326	28.31
Sub.		6,426	5,588	49.28		6,476	5,636	49.35		13,289	12,004	31.52
Rem.		779	487	47.31		779	487	47.31		1,781	1,370	28.69
Tot.		7,205	6,076	49.07		7,255	6,123	49.13		15,071	13,374	31.19

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens
	Working Interest				Royalty Interest Total M$	Company Interest Total M$	Royalty Burdens Pre-Processing		Gas Processing Allowance		Total Royalty After Process. M$	Net Revenue After Royalty M$	Operating Expenses
Year	Oil M$	Gas M$	NGL+Sul M$	Total M$			Crown M$	Other M$	Crown M$	Other M$			Fixed M$	Variable M$	Total M$
2016	1,668	14,649	52,387	68,704	0	68,704	3,429	0	292	0	3,137	65,566	1,327	6,287	7,615
2017	726	20,590	79,965	101,281	0	101,281	5,072	0	512	0	4,560	96,721	3,460	10,169	13,630
2018	497	13,427	46,783	60,707	0	60,707	3,192	0	453	0	2,739	57,968	3,931	7,478	11,409
2019	0	8,510	29,661	38,171	0	38,171	2,002	0	351	0	1,651	36,520	3,601	5,378	8,979
2020	0	7,959	22,021	29,980	0	29,980	2,154	0	377	0	1,777	28,203	3,601	4,277	7,878
2021	0	6,756	17,802	24,558	0	24,558	3,882	0	672	0	3,210	21,348	3,601	3,628	7,229
2022	0	5,926	15,055	20,981	0	20,981	6,297	0	1,252	0	5,045	15,935	3,601	3,180	6,782
2023	0	5,253	13,080	18,333	0	18,333	5,991	0	1,229	0	4,761	13,572	3,581	2,816	6,396
2024	0	4,734	11,616	16,349	0	16,349	5,330	0	1,102	0	4,228	12,121	3,581	2,534	6,115
2025	0	4,247	10,392	14,639	0	14,639	4,770	0	982	0	3,789	10,850	3,581	2,271	5,852
2026	0	3,822	9,403	13,224	0	13,224	4,313	0	710	0	3,603	9,621	3,581	2,041	5,622
2027	0	3,440	8,547	11,987	0	11,987	3,915	0	491	0	3,425	8,562	3,581	1,835	5,416
Sub.	2,891	99,312	316,711	418,914	0	418,914	50,349	0	8,422	0	41,927	376,987	41,028	51,895	92,922
Rem.	0	14,287	36,828	51,115	0	51,115	16,793	0	2,029	0	14,764	36,351	20,947	7,571	28,518
Tot.	2,891	113,598	353,539	470,029	0	470,029	67,142	0	10,452	0	56,690	413,338	61,974	59,466	121,441
Disc	2,612	73,388	241,636	317,636	0	317,636	33,027	0	5,070	0	27,957	289,679	28,768	37,884	66,652

1150508 Total Proved Non-Producing, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:43:29

						Aband. & Recl. Costs M$		Net Capital Investment				Before Tax Cash Flow
Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	Net Prod’n Revenue M$	Other Income M$		Oper. Income M$	Dev. M$	Plant M$	Tang. M$	Total M$	Annual M$	Cum. M$	10.0% Dcf M$
2016	0	0	0	57,952	0	0	57,952	58,675	2,740	10,336	71,752	-13,800	-13,800	-13,158
2017	0	0	0	83,091	0	0	83,091	36,057	2,285	6,358	44,699	38,392	24,592	20,120
2018	0	0	0	46,559	0	0	46,559	0	0	0	0	46,559	71,151	56,808
2019	0	0	0	27,541	0	0	27,541	0	0	0	0	27,541	98,692	76,537
2020	0	0	0	20,324	0	0	20,324	0	0	0	0	20,324	119,016	89,772
2021	0	0	0	14,119	0	0	14,119	0	0	0	0	14,119	133,135	98,131
2022	0	0	0	9,154	0	0	9,154	0	0	0	0	9,154	142,289	103,058
2023	0	0	0	7,175	0	92	7,083	0	0	0	0	7,083	149,372	106,523
2024	0	0	0	6,006	0	0	6,006	0	0	0	0	6,006	155,378	109,195
2025	0	0	0	4,998	0	0	4,998	0	0	0	0	4,998	160,376	111,216
2026	0	0	0	3,999	0	0	3,999	0	0	0	0	3,999	164,375	112,686
2027	0	0	0	3,146	0	14	3,132	0	0	0	0	3,132	167,507	113,733
Sub.	0	0	0	284,065	0	106	283,958	94,732	5,025	16,693	116,451	167,507	167,507	113,733
Rem.	0	0	0	7,833	0	3,523	4,310	0	0	0	0	4,310	171,817	115,401
Tot.	0	0	0	291,898	0	3,629	288,268	94,732	5,025	16,693	116,451	171,817	171,817	115,401
Disc	0	0	0	223,027	0	469	222,558	87,198	4,593	15,365	107,157	115,401	115,401	115,401

SUMMARY OF RESERVES

		Remaining Reserves at Jan 01, 2016				Oil Equivalents			Reserve Life Indic. (yr)
Product	Units	Working Interest	Roy/NPI Interest	Total Company	Net	Oil Eq. Factor	Company Mboe	% of Total	Reserve Life	Life Index	Half Life
Tight Oil	Mbbl	50	0	50	48	1.000	50	0	3.0	1.7	0.9
Shale Gas	MMcf	46,896	0	46,896	43,504	6.000	7,816	52	19.0	9.3	4.1
Gas Heat Content	BBtu	57,702	0	57,702	53,526	0.000	0	0	19.0	9.3	4.1
Condensate	Mbbl	5,634	0	5,634	4,738	1.000	5,634	37	19.0	6.6	2.9
Butane	Mbbl	812	0	812	691	1.000	812	5	19.0	10.0	4.2
Propane	Mbbl	759	0	759	646	1.000	759	5	19.0	10.5	4.2
Total: NGL	Mbbl	7,205	0	7,205	6,076	1.000	7,205	48	19.0	7.1	3.1
Total: Oil+NGL	Mbbl	7,255	0	7,255	6,123	1.000	7,255	48	19.0	7.0	3.1
Total: Oil Eq.	Mboe	15,071	0	15,071	13,374	1.000	15,071	100	19.0	8.0	3.6

PRODUCT REVENUE AND EXPENSES

		Average First Year Unit Values							Net Revenue After Royalties
Product	Units	Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod’n Revenue	Undisc M$	% of Total	10% Disc M$	% of Total
Tight Oil	$/bbl	58.88	-1.15	57.73	2.77	9.98	0.00	44.98	2,750	1	2,484	1
Shale Gas	$/Mcf	2.45	0.46	2.91	0.13	1.46	0.00	1.32	106,838	26	69,505	24
Condensate	$/bbl	58.13	-0.18	57.95	2.60	0.00	0.00	55.36	281,082	68	202,556	70
Butane	$/bbl	32.66	-0.39	32.27	1.65	0.00	0.00	30.62	22,507	5	14,889	5
Propane	$/bbl	1.45	0.03	1.48	0.32	0.00	0.00	1.15	161	0	246	0
Total: NGL	$/bbl	52.03	-0.18	51.85	2.36	0.00	0.00	49.49	303,750	73	217,690	75
Total: Oil+NGL	$/bbl	52.22	-0.21	52.01	2.37	0.28	0.00	49.37	306,500	74	220,174	76
Total: Oil Eq.	$/boe	35.48	1.12	36.60	1.67	4.06	0.00	30.88	413,338	100	289,679	100

1150508 Total Proved Non-Producing, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:43:29

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

				Net Present Value Before Income Tax
Revenue Burdens (%)			Disc. Rate %	Prod’n Revenue M$	Operating Income M$	Capital Invest. M$	Cash Flow
	Initial	Average					M$	$/boe
Crown Royalty	4.9910	14.2847	0.0	291,898	288,268	116,451	171,817	11.40
Non-crown Royalty	0.0000	0.0000	5.0	252,243	250,987	111,567	139,420	9.25
Mineral Tax	0.0000	0.0000	8.0	233,742	233,053	108,869	124,185	8.24
			10.0	223,027	222,558	107,157	115,401	7.66
			12.0	213,375	213,051	105,510	107,541	7.14
			15.0	200,561	200,370	103,154	97,216	6.45
			20.0	182,699	182,614	99,504	83,110	5.51

Evaluator:	MacDonald, Trisha S.
Run Date:	February 25, 2016 11:46:00

1150508 Total Proved Non-Producing, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:43:29

Company:	Brion Energy Corporation	Reserve Class:	Proved
Property:	Corporate	Development Class:	Total
Description:	After Tax Analysis (SEC)	Pricing:	SEC 2015-Dec-31 Posted (12 Month Avg.)
		Effective Date:	December 31, 2015

Economic Forecast

PRODUCTION FORECAST

			Light & Medium Oil Production				Tight Oil Production				Total Oil Production
	Company Wells		Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
Year	Oil	Gas
2016	12	114	31	11	11	41.91	382	139	133	58.03	413	151	144	56.81
2017	10	115	24	9	9	42.31	217	79	75	57.99	242	88	83	56.41
2018	9	109	20	7	7	42.71	165	60	53	57.96	185	68	60	56.31
2019	8	102	17	6	6	43.11	100	36	29	58.03	117	43	35	55.88
2020	8	97	15	5	5	43.27	87	32	21	58.01	102	37	27	55.83
2021	8	92	13	5	5	43.43	76	28	19	58.00	90	33	24	55.82
2022	6	74	8	3	3	43.53	66	24	17	58.00	74	27	20	56.42
2023	6	68	7	2	2	43.23	58	21	15	58.00	65	24	18	56.44
2024	5	62	6	2	2	43.10	52	19	14	58.00	58	21	16	56.43
2025	1	51	4	1	1	45.40	11	4	3	58.88	15	5	4	55.47
2026	1	45	4	1	1	45.46	10	4	3	58.88	14	5	4	55.38
2027	1	41	3	1	1	45.51	9	3	2	58.88	12	5	4	55.28
Sub.				56	55	42.92		450	384	58.03		506	438	56.36
Rem.				5	5	48.00		3	2	58.88		8	8	51.92
Tot.				61	60	43.37		453	386	58.03		514	446	56.29

	Residue Gas Production				Shale Gas Production				Total Gas Production
Year	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf
2016	669	244	225	1.99	96,557	35,243	33,661	2.35	97,226	35,487	33,885	2.35
2017	405	148	136	2.01	80,258	29,294	27,980	2.21	80,663	29,442	28,116	2.21
2018	290	106	97	2.00	61,100	22,302	21,367	2.07	61,390	22,407	21,465	2.07
2019	222	81	75	1.98	48,067	17,545	16,708	1.92	48,290	17,626	16,783	1.92
2020	40	15	14	2.54	39,431	14,392	13,485	2.11	39,471	14,407	13,498	2.11
2021	36	13	12	2.54	33,198	12,117	11,238	2.12	33,234	12,130	11,250	2.12
2022	23	9	8	2.56	24,819	9,059	8,306	2.11	24,842	9,067	8,314	2.11
2023	6	2	2	2.50	20,659	7,541	6,880	2.13	20,665	7,543	6,882	2.13
2024	0	0	0	0.00	17,038	6,219	5,653	2.16	17,038	6,219	5,653	2.16
2025	0	0	0	0.00	13,649	4,982	4,515	2.17	13,649	4,982	4,515	2.17
2026	0	0	0	0.00	10,828	3,952	3,557	2.21	10,828	3,952	3,557	2.21
2027	0	0	0	0.00	9,058	3,306	2,969	2.23	9,058	3,306	2,969	2.23
Sub.		618	569	2.03		165,951	156,319	2.16		166,569	156,888	2.16
Rem.		0	0	0.00		7,696	6,852	2.30		7,696	6,852	2.30
Tot.		618	569	2.03		173,648	163,171	2.17		174,265	163,740	2.17

1150508 Total Proved, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:41:32

	Condensate Production				Butane Production				Propane Production
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2016	7,766	2,835	2,689	57.66	854	312	295	32.08	753	275	261	1.52
2017	6,522	2,381	2,251	57.67	794	290	275	32.17	714	261	248	1.43
2018	4,180	1,526	1,419	57.61	601	219	206	31.97	545	199	187	1.25
2019	2,959	1,080	929	57.58	466	170	151	32.03	421	154	137	1.24
2020	2,337	853	634	57.55	387	141	115	32.01	350	128	103	1.24
2021	1,942	709	490	57.53	334	122	94	31.99	303	111	85	1.25
2022	1,412	515	322	57.46	242	88	63	31.90	220	80	57	1.27
2023	1,232	450	273	57.47	213	78	55	31.88	196	71	50	1.27
2024	1,087	397	241	57.48	188	69	49	31.86	174	63	44	1.27
2025	927	338	205	57.84	155	57	40	32.33	142	52	36	1.16
2026	810	295	178	57.88	135	49	35	32.33	124	45	32	1.16
2027	706	258	155	57.89	116	43	30	32.33	107	39	27	1.16
Sub.		11,636	9,787	57.63		1,637	1,407	32.06		1,478	1,268	1.32
Rem.		651	392	57.94		115	81	32.32		107	75	1.16
Tot.		12,287	10,179	57.64		1,752	1,488	32.07		1,586	1,344	1.31

	Natural Gas Liquids Production				Oil + Liquids Production				Oil Equivalent Production
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2016	9,373	3,421	3,246	50.82	9,787	3,572	3,389	51.07	25,991	9,487	9,037	28.01
2017	8,030	2,931	2,774	50.15	8,272	3,019	2,857	50.33	21,716	7,926	7,543	27.39
2018	5,326	1,944	1,812	48.94	5,511	2,012	1,872	49.19	15,743	5,746	5,450	25.31
2019	3,847	1,404	1,217	48.31	3,963	1,447	1,252	48.54	12,012	4,384	4,049	23.73
2020	3,074	1,122	852	47.91	3,176	1,159	878	48.17	9,754	3,560	3,128	24.22
2021	2,579	941	669	47.62	2,669	974	693	47.89	8,208	2,996	2,568	24.15
2022	1,874	684	443	47.56	1,948	711	463	47.89	6,088	2,222	1,848	23.94
2023	1,641	599	378	47.44	1,706	623	396	47.79	5,150	1,880	1,543	24.40
2024	1,450	529	334	47.41	1,508	550	350	47.76	4,347	1,587	1,292	25.04
2025	1,224	447	281	48.05	1,238	452	285	48.14	3,513	1,282	1,038	25.40
2026	1,069	390	245	48.05	1,083	395	249	48.14	2,887	1,054	842	26.35
2027	929	339	213	48.14	942	344	216	48.24	2,451	895	711	26.77
Sub.		14,752	12,463	49.15		15,258	12,901	49.39		43,019	39,049	25.89
Rem.		873	548	47.59		882	555	47.63		2,164	1,697	27.60
Tot.		15,625	13,010	49.06		16,140	13,456	49.29		45,184	40,746	25.98

1150508 Total Proved, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:41:32

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens
	Working Interest				Royalty Interest Total M$	Company Interest Total M$	Royalty Interest Process. Expense M$	Royalty Burdens Pre-Processing		Gas Processing Allowance		Total Royalty After Process. M$	Net Revenue After Royalty M$	Operating Expenses
Year	Oil M$	Gas M$	NGL+Sul M$	Total M$				Crown M$	Other M$	Crown M$	Other M$			Fixed M$	Variable M$	Total M$
2016	8,573	83,282	173,870	265,725	2	265,727	0	13,327	0	995	0	12,332	253,395	21,492	42,205	63,697
2017	4,973	65,162	146,991	217,126	2	217,128	0	11,587	0	1,062	0	10,525	206,603	23,185	35,195	58,380
2018	3,810	46,458	95,141	145,409	0	145,409	0	9,375	0	1,023	0	8,352	137,057	23,088	26,893	49,981
2019	2,379	33,810	67,836	104,025	0	104,025	0	12,006	0	1,392	0	10,614	93,411	21,833	21,088	42,921
2020	2,071	30,380	53,763	86,214	0	86,214	0	16,704	0	1,946	0	14,758	71,456	21,292	17,306	38,598
2021	1,831	25,691	44,819	72,341	0	72,341	0	16,636	0	2,081	0	14,555	57,786	20,260	14,623	34,883
2022	1,526	19,156	32,524	53,206	0	53,206	0	14,631	0	2,215	0	12,416	40,789	14,478	11,120	25,598
2023	1,339	16,104	28,418	45,861	0	45,861	0	13,288	0	2,081	0	11,207	34,653	13,821	9,342	23,162
2024	1,196	13,455	25,087	39,737	0	39,737	0	11,729	0	1,852	0	9,876	29,861	13,076	7,794	20,870
2025	301	10,808	21,461	32,570	0	32,570	0	9,787	0	1,565	0	8,222	24,348	10,919	6,179	17,099
2026	275	8,745	18,749	27,770	0	27,770	0	8,560	0	1,209	0	7,351	20,419	10,042	4,977	15,019
2027	251	7,368	16,328	23,948	0	23,948	0	7,448	0	903	0	6,544	17,403	9,370	4,181	13,550
Sub.	28,524	360,419	724,986	1,113,930	5	1,113,934	1	145,077	0	18,325	0	126,752	987,182	202,855	200,902	403,758
Rem.	435	17,738	41,561	59,734	0	59,734	0	18,944	0	2,307	0	16,637	43,097	24,845	9,687	34,532
Tot.	28,959	378,157	766,548	1,173,664	5	1,173,668	1	164,021	0	20,633	0	143,389	1,030,279	227,700	210,590	438,290
Disc	22,045	270,478	552,470	844,993	4	844,997	1	93,474	0	11,172	0	82,302	762,694	138,131	149,208	287,339

								Net Capital Investment				Before Tax Cash Flow
Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	Net Prod’n Revenue M$	Other Income M$	Aband. & Recl. Costs M$	Oper. Income M$	Dev. M$	Plant M$	Tang. M$	Total M$	Annual M$	Cum. M$	10.0% Dcf M$
2016	0	0	0	189,697	0	0	189,697	60,811	2,740	10,336	73,887	115,810	115,810	110,421
2017	0	0	0	148,222	0	0	148,222	38,192	2,285	6,358	46,834	101,388	217,198	198,302
2018	0	0	0	87,076	0	0	87,076	4,271	0	0	4,271	82,806	300,004	263,552
2019	0	0	0	50,491	0	0	50,491	4,070	0	0	4,070	46,421	346,425	296,805
2020	0	0	0	32,858	0	0	32,858	4,070	0	0	4,070	28,788	375,213	315,553
2021	0	0	0	22,904	0	627	22,277	0	0	0	0	22,277	397,489	328,741
2022	0	0	0	15,192	0	560	14,632	0	0	0	0	14,632	412,121	336,616
2023	0	0	0	11,491	0	712	10,779	0	0	0	0	10,779	422,900	341,890
2024	0	0	0	8,991	0	508	8,483	0	0	0	0	8,483	431,383	345,663
2025	0	0	0	7,249	0	460	6,789	0	0	0	0	6,789	438,171	348,408
2026	0	0	0	5,400	0	2,201	3,199	0	0	0	0	3,199	441,371	349,584
2027	0	0	0	3,853	0	576	3,276	0	0	0	0	3,276	444,647	350,679
Sub.	0	0	0	583,424	0	5,645	577,779	111,414	5,025	16,693	133,132	444,647	444,647	350,679
Rem.	0	0	0	8,565	0	9,347	-782	0	0	0	0	-782	443,865	351,169
Tot.	0	0	0	591,989	0	14,992	576,997	111,414	5,025	16,693	133,132	443,865	443,865	351,169
Disc	0	0	0	475,355	0	4,211	471,144	100,017	4,593	15,365	119,975	351,169	351,169	351,169

1150508 Total Proved, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:41:32

AFTER TAX ANALYSIS

		Tax Pool Balances Incl. Current Year Additions					Depreciation & Writeoffs
Year	Oper. Income M$	CCA M$	COGPE M$	CDE M$	CEE M$	Other M$	CCA M$	COGPE M$	CDE M$	CEE M$	Other M$	Total M$
2016	189,697	385,870	1,366,499	635,750	32,781	1,042,894	6,431	136,637	64,576	0	0	207,644
2017	148,222	388,081	1,229,862	609,366	32,781	1,042,894	4,823	122,940	34,085	0	0	161,848
2018	87,076	383,258	1,106,922	579,551	32,781	1,042,894	3,618	82,690	10,739	0	0	97,046
2019	50,491	379,641	1,024,232	572,883	32,781	1,042,894	2,713	47,486	7,517	0	0	57,716
2020	32,858	376,927	976,747	569,435	32,781	1,042,894	2,035	30,778	5,262	0	0	38,075
2021	22,277	374,892	945,969	564,173	32,781	1,042,894	1,526	21,231	3,683	0	0	26,440
2022	14,632	373,366	924,738	560,490	32,781	1,042,894	1,145	14,200	2,578	0	0	17,924
2023	10,779	372,221	910,538	557,911	32,781	1,042,894	859	10,554	1,805	0	0	13,218
2024	8,483	371,362	899,983	556,106	32,781	1,042,894	644	8,554	1,263	0	0	10,461
2025	6,789	370,718	891,430	554,843	32,781	1,042,894	483	6,915	884	0	0	8,283
2026	3,199	370,235	884,514	553,958	32,781	1,042,894	362	3,664	619	0	0	4,645
2027	3,276	369,873	880,851	553,339	32,781	1,042,894	272	3,669	433	0	0	4,374
Sub.	577,779	369,873	880,851	553,339	32,781	1,042,894	24,911	489,318	133,447	0	0	647,676
Rem.	-782	369,873	880,851	553,339	32,781	1,042,894	771	5,806	983	0	0	7,559
Tot.	576,997	369,873	880,851	553,339	32,781	1,042,894	25,682	495,123	134,429	0	0	655,235
Disc	471,144						19,268	392,203	114,383	0	0	525,854

		Federal	Provincial		Income Tax Payable M$	Net Cash Flow Before Income Tax			Net Cash Flow After Income Tax
Year	Taxable Income M$	Income Tax M$	Income Tax M$	ARTD & Investment Credits		Annual M$	Cum. M$	10.0% Dcf M$	Annual M$	Cum. M$	10.0% Dcf M$
2016	-17,947	0	0	0	0	115,810	115,810	110,421	115,810	115,810	110,421
2017	-13,626	0	0	0	0	101,388	217,198	198,302	101,388	217,198	198,302
2018	-9,970	0	0	0	0	82,806	300,004	263,552	82,806	300,004	263,552
2019	-7,225	0	0	0	0	46,421	346,425	296,805	46,421	346,425	296,805
2020	-5,217	0	0	0	0	28,788	375,213	315,553	28,788	375,213	315,553
2021	-4,164	0	0	0	0	22,277	397,489	328,741	22,277	397,489	328,741
2022	-3,292	0	0	0	0	14,632	412,121	336,616	14,632	412,121	336,616
2023	-2,439	0	0	0	0	10,779	422,900	341,890	10,779	422,900	341,890
2024	-1,978	0	0	0	0	8,483	431,383	345,663	8,483	431,383	345,663
2025	-1,494	0	0	0	0	6,789	438,171	348,408	6,789	438,171	348,408
2026	-1,446	0	0	0	0	3,199	441,371	349,584	3,199	441,371	349,584
2027	-1,098	0	0	0	0	3,276	444,647	350,679	3,276	444,647	350,679
Sub.	-69,896	0	0	0	0	444,647	444,647	350,679	444,647	444,647	350,679
Rem.	-8,341	0	0	0	0	-782	443,865	351,169	-782	443,865	351,169
Tot.	-78,238	0	0	0	0	443,865	443,865	351,169	443,865	443,865	351,169
Disc	-54,710	0	0	0	0	351,169	351,169	351,169	351,169	351,169	351,169

1150508 Total Proved, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:41:32

SUMMARY OF RESERVES

		Remaining Reserves at Jan 01, 2016				Oil Equivalents			Reserve Life Indic. (yr)
Product	Units	Working Interest	Roy/NPI Interest	Total Company	Net	Oil Eq. Factor	Company Mboe	% of Total	Reserve Life	Life Index	Half Life
Light/Med Oil	Mbbl	61	0	61	60	1.000	61	0	30.0	5.4	3.5
Tight Oil	Mbbl	453	0	453	386	1.000	453	1	13.0	3.3	2.1
Total: Total Oil	Mbbl	514	0	514	446	1.000	514	1	30.0	3.4	2.3
Residue Gas	MMcf	616	2	618	569	6.000	103	0	8.0	2.5	1.4
Shale Gas	MMcf	173,648	0	173,648	163,171	6.000	28,941	64	20.0	4.9	3.0
Total: Gas	MMcf	174,264	2	174,265	163,740	6.000	29,044	64	20.0	4.9	3.0
Gas Heat Content	BBtu	204,109	2	204,111	191,624	0.000	0	0	20.0	4.9	3.0
Condensate	Mbbl	12,287	0	12,287	10,179	1.000	12,287	27	20.0	4.3	2.6
Butane	Mbbl	1,752	0	1,752	1,488	1.000	1,752	4	20.0	5.6	3.3
Propane	Mbbl	1,586	0	1,586	1,344	1.000	1,586	4	20.0	5.8	3.4
Total: NGL	Mbbl	15,625	0	15,625	13,010	1.000	15,625	35	20.0	4.6	2.8
Total: Oil+NGL	Mbbl	16,140	0	16,140	13,456	1.000	16,140	36	30.0	4.5	2.7
Total: Oil Eq.	Mboe	45,183	0	45,184	40,746	1.000	45,184	100	30.0	4.8	2.9

PRODUCT REVENUE AND EXPENSES

		Average First Year Unit Values							Net Revenue After Royalties
Product	Units	Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod’n Revenue	Undisc M$	% of Total	10% Disc M$	% of Total
Light/Med Oil	$/bbl	58.88	-16.97	41.91	1.48	23.05	0.00	17.38	2,608	0	1,747	0
Tight Oil	$/bbl	58.88	-0.85	58.03	2.89	11.99	0.00	43.14	22,382	2	17,706	2
Total: Total Oil	$/bbl	58.88	-2.07	56.81	2.79	12.83	0.00	41.19	24,989	2	19,454	3
Residue Gas	$/Mcf	2.45	-0.46	1.99	0.15	1.38	0.00	0.46	1,163	0	984	0
Shale Gas	$/Mcf	2.45	-0.10	2.35	0.10	1.58	0.00	0.66	356,427	35	255,845	34
Total: Gas	$/Mcf	2.45	-0.11	2.35	0.10	1.58	0.00	0.66	357,590	35	256,829	34
Condensate	$/bbl	58.14	-0.48	57.66	2.70	0.00	0.00	54.96	599,400	58	451,707	59
Butane	$/bbl	32.98	-0.89	32.08	1.74	0.00	0.00	30.34	47,860	5	34,127	4
Propane	$/bbl	1.45	0.07	1.52	0.32	0.00	0.00	1.20	440	0	577	0
Total: NGL	$/bbl	51.29	-0.47	50.82	2.42	0.00	0.00	48.40	647,700	63	486,411	64
Total: Oil+NGL	$/bbl	51.61	-0.54	51.07	2.44	0.54	0.00	48.09	672,689	65	505,865	66
Total: Oil Eq.	$/boe	28.61	-0.60	28.01	1.30	6.71	0.00	20.00	1,030,279	100	762,694	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

				Net Present Value Before Income Tax					Net Present Value After Income Tax
Revenue Burdens (%)			Disc. Rate %	Prod’n Revenue M$	Operating Income M$	Capital Invest. M$	Cash Flow		Operating Income M$	Capital Invest. M$	Cash Flow
	Initial	Average					M$	$/boe			M$	$/boe
Crown Royalty	5.0152	13.9752	0.0	591,989	576,997	133,132	443,865	9.82	576,997	133,132	443,865	9.82
Non-crown Royalty	0.0000	0.0000	5.0	525,714	518,127	126,115	392,012	8.68	518,127	126,115	392,012	8.68
Mineral Tax	0.0000	0.0000	8.0	493,988	488,711	122,337	366,375	8.11	488,711	122,337	366,375	8.11
			10.0	475,355	471,144	119,975	351,169	7.77	471,144	119,975	351,169	7.77
			12.0	458,402	455,001	117,728	337,273	7.46	455,001	117,728	337,273	7.46
			15.0	435,635	433,117	114,553	318,564	7.05	433,117	114,553	318,564	7.05
			20.0	403,385	401,787	109,727	292,060	6.46	401,787	109,727	292,060	6.46

Evaluator:	MacDonald, Trisha S.
Run Date:	February 25, 2016 11:46:00

1150508 Total Proved, SEC 2015-Dec-31 Posted (12 Month Avg.), pri	February 25, 2016 13:41:32

SEC RESERVES DEFINITIONS

The following definitions are excerpts from Regulation S-X 210.4-10. Portions of these definitions within square parentheses, [    ], have been transposed from other sections of Regulation S-X 210.4-10 to improve readability.

Resources

Resources are quantities of oil and gas estimated to exist in naturally occurring accumulations. A portion of the resources may be estimated to be recoverable, and another portion may be considered to be unrecoverable. Resources include both discovered and undiscovered accumulations.

Reserves

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Note: Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir ( i.e. , absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

Proved Oil and Gas Reserves

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible — from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations — prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i)	The area of the reservoir considered as proved includes:

(A)	The area identified by drilling and limited by fluid contacts, if any, and

(B)	Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii)	In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii)	Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A)	Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B)	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)	Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Probable Reserves

Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

(i)	When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

(ii)	Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

(iii)	Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

(iv)	[The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.]

[Where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.]

Possible Reserves

Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

(i)	When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

(ii)	Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

(iii)	Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

(iv)	The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

(v)	Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

(vi)	Where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

Developed Oil and Gas Reserves

Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i)	Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii)	Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Undeveloped Oil and Gas Reserves

Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i)	Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii)	Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

(iii)	Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir [see Other Definitions below], or by other evidence using reliable technology establishing reasonable certainty.

Other Pertinent Definitions

Analogous Reservoir

Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an “analogous reservoir” refers to a reservoir that shares the following characteristics with the reservoir of interest:

(i)	Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

(ii)	Same environment of deposition;

(iii)	Similar geological structure; and

(iv)	Same drive mechanism.

Reasonable Certainty

If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

Reliable Technology

Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.

Reservoir

A porous and permeable underground formation containing a natural accumulation of producible oil and/or gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

EVALUATION PROCEDURE

TABLE OF CONTENTS

INTEREST DESCRIPTIONS	50

WELL DATA	50

ACCOUNTING SUMMARY	50

PRODUCTION FORECASTS	50

AFTER TAX ANALYSIS	50

ECONOMIC PARAMETERS	51

OIL EQUIVALENT OR GAS EQUIVALENT	52

LIST OF ABBREVIATIONS	52

EVALUATION PROCEDURE

The following outlines the methodology employed by GLJ Petroleum Consultants (GLJ) in conducting the evaluation of the Company’s oil and gas properties. GLJ evaluation procedures are in compliance with standards contained in the Canadian Oil and Gas Evaluation (COGE) Handbook. These procedures are generally consistent with those outlined in the SPE-PRMS evaluation guidelines.

INTEREST DESCRIPTIONS

The Company provided GLJ with current land interest information. The Company provided a representation letter confirming accuracy of land information. Certain cross-checks of land and accounting information were undertaken by GLJ as recommended in the COGE Handbook. In this process, nothing came to GLJ’s attention that indicated that information provided by the Company was incomplete or unreliable.

In GLJ’s reports, “Company Interest” reserves and values refer to the sum of royalty interest* and working interest reserves before deduction of royalty burdens payable. “Working Interest” reserves equate to those reserves that are referred to as “Company Gross” reserves by the Canadian Securities Administrators (CSA) in NI 51-101.

*	Royalty interest reserves include royalty volumes derived only from other working interest owners.

WELL DATA

Pertinent interest and offset well data such as drill stem tests, workovers, pressure surveys, production tests, etc., were provided by the Company or were obtained from other operators, public records or GLJ nonconfidential files.

ACCOUNTING SUMMARY

The Company provided GLJ with available accounting data on a property basis and for the corporate total for the period January 1, 2015, to September 30, 2015. In some circumstances this information was also provided on a cost centre basis to address major reserves entities that are a subset of a Company property.

PRODUCTION FORECASTS

In establishing all production forecasts, consideration was given to existing gas contracts and the possibility of contract revisions, to the operator’s plans for development drilling and to reserves and well capability. Generally, development drilling in an area was not considered unless there was some indication from the operator that drilling could be expected.

The on-stream date for currently shut-in reserves was estimated with consideration given to the following:

•	proximity to existing facilities

•	plans of the operator

•	economics

AFTER TAX ANALYSIS

Canadian income taxes were calculated based on currently legislated federal and provincial tax rates, tax regulations and tax pool information provided by the Company. After tax values for reserves development status or production status subcategories (i.e. developed, undeveloped, producing, non-producing) are calculated by difference.

Tax Pools

The following tax pools as of the effective date were included in the income tax calculations:

Tax Pool Classification	Write-Off Rate (%)	Tax Pool (M$)
Canadian Oil and Gas Property Expense (COGPE)	10	1,336,499
Canadian Exploration Expense (CEE)	100	32,781
Non-Capital Losses	100	1,038,983
Canadian Development Expense (CDE)	30	574,938
Capital Cost Allowance: (CCA)
Class 1	10	90,957
Class 50	25	281,836

Tax Rates

Federal income tax calculations incorporate recently enacted reductions in general corporate income tax rates as follows:

Year	Federal Income Tax Rate
2016+	15.0%

Allocation of revenues to Canadian provinces for income tax purposes depends on several factors in addition to the provincial origin of the resource revenues. The average future annual provincial tax rate has been calculated based on an allocation of provincial resource revenues and their respective tax rate as follows:

Year	Alberta Tax Rate	Alberta Allocation	B.C. Tax Rate	B.C. Allocation	Sask. Tax Rate	Sask. Allocation	Avg. Ann. Tax Rate
2016+	12.00%	95.00%	11.00%	4.8%	12.00%	0.15%	11.95%

Company total after tax economic forecasts for all reserves categories are attached.

ECONOMIC PARAMETERS

Pertinent economic parameters are listed as follows:

a)	The effective date is December 31, 2015.

b)	Operating and capital costs were estimated in 2016 dollars and then escalated as summarized in the Product Price and Market Forecasts section of this report.

c)	Economic forecasts were prepared for each property on a before income tax basis. Detailed discounting of future cash flow was performed using a discount factor of 10.0 percent with all values discounted annually to December 31, 2015, on a mid-calendar-year basis.

d)	Royalty holidays applicable to existing wells or forecast drilling are included in individual well economics. These credits are itemized within the property reports.

e)	Gas processing allowances relating to remaining undepreciated capital bases, were included in individual property economic evaluations.

f)	Mineral taxes on freehold interests were included.

g)	Field level overhead charges have been included; recovery of overhead expenses has not been included.

h)	The Company’s office G&A costs have not been included.

i)	Abandonment and reclamation costs for all existing and future wells to which reserves have been assigned have been included at the property level. Costs have been scheduled 5 years after the last year of production for each well. Additional abandonment and reclamation costs associated with pipelines and facilities have not been included in this analysis.

j)	The Saskatchewan Resource Surcharge was included.

OIL EQUIVALENT OR GAS EQUIVALENT

In this report, quantities of hydrocarbons have been converted to barrels of oil equivalent (boe); or to sales gas equivalent (sge) using factors of 6 Mcf/boe for gas, 1 bbl/boe for all liquids, and 0 boe for sulphur. Users of oil equivalent values are cautioned that while boe based metrics are useful for comparative purposes, they may be misleading when used in isolation.

LIST OF ABBREVIATIONS

AOF	absolute open flow
bbl	barrels
Bcf	billion cubic feet of gas at standard conditions
BIIP	bitumen initially-in-place
boe	barrel of oil equivalent, in this evaluation determined using 6 Mcf/boe for gas, 1 bbl/boe for all liquids, and 0 boe for sulphur
bopd	barrels of oil per day
Btu	British thermal units
bwpd	barrels of water per day
DSU	drilling spacing unit
GCA	gas cost allowance
GIIP	gas initially-in-place
GOC	gas-oil contact
GOR	gas-oil ratio
GORR	gross overriding royalty
GWC	gas-water contact
Mbbl	thousand barrels
Mboe	thousand boe
Mcf	thousand cubic feet of gas at standard conditions
Mcfe	thousand cubic feet of gas equivalent
Mlt	thousand long tons
M$	thousand dollars
MM$	million dollars
MMbbl	million barrels
MMboe	million boe
MMBtu	million British thermal units
MMcf	million cubic feet of gas at standard conditions
MRL	maximum rate limitation
Mstb	thousand stock tank barrels
MMstb	million stock tank barrels
NGL	natural gas liquids (ethane, propane, butane and condensate)
NPI	net profits interest
OIIP	oil initially-in-place
ORRI	overriding royalty interest
OWC	oil-water contact

P&NG	petroleum and natural gas
PIIP	petroleum initially-in-place
psia	pounds per square inch absolute
psig	pounds per square inch gauge
PVT	pressure-volume-temperature
RLI	reserves life index, calculated by dividing reserves by the forecast of first year production
scf	standard cubic feet
sge	sales gas equivalent – if presented in this evaluation, determined using 1 barrel of oil or natural gas liquid = 6 Mcfe; 0 for sulphur
stb	stock tank barrel
WI	working interest
WTI	West Texas Intermediate

GLJ Petroleum Consultants Crude Oil and Natural Gas Liquids SEC 2015-Dec-31 Posted (12 Month Avg.) Effective January 01, 2016	Table 1

		NYMEX WTI Near Month Futures Contract Crude Oil at Cushing, Oklahoma		Brent Blend Crude Oil FOB North Sea	Light, Sweet Crude Oil (40 API, 0.3%S) at Edmonton	Bow River Crude Oil Stream Quality at Hardisty	WCS Crude Oil Stream Quality at Hardisty	Heavy Crude Oil Proxy (12 API) at Hardisty	Light Sour Crude Oil (35 API, 1.2%S) at Cromer	Medium Crude Oil (29 API, 2.0%S) at Cromer	Alberta Natural Gas Liquids (Then Current Dollars)
Inflation %	CADUSD Exchange Rate USD/CAD	Constant 2016 $ USD/bbl	Then Current USD/bbl	Then Current USD/bbl	Then Current CAD/bbl	Then Current CAD/bbl	Then Current CAD/bbl	Then Current CAD/bbl	Then Current CAD/bbl	Then Current CAD/bbl	Spec Ethane CAD/bbl	Edmonton Propane CAD/bbl	Edmonton Butane CAD/bbl	Edmonton C5+ Stream Quality CAD/bbl
0.0	0.7877	50.16	50.16	54.06	58.88	47.62	46.58	40.95	57.18	53.58	8.54	7.03	38.21	62.00

GLJ Petroleum Consultants Natural Gas and Sulphur SEC 2015-Dec-31 Posted (12 Month Avg.) Effective January 01, 2016	Table 2

		Midwest Price at Chicago		Alberta Plant Gate
NYMEX Henry Hub Near Month Contract			AECO /NIT Spot	Spot				Saskatchewan Plant Gate			British Columbia
Constant 2016 $ USD/ MMBtu	Then Current USD/MMBtu	Then Current USD/ MMBtu	Then Current CAD/ MMBtu	Constant 2016 $ CAD/ MMBtu	Then Current CAD/ MMBtu	ARP CAD/ MMBtu	Alliance CAD/ MMBtu	SaskEnergy CAD/ MMBtu	Spot CAD/ MMBtu	Sumas Spot USD/ MMBtu	Westcoast Station 2 CAD/ MMBtu	Spot Plant Gate CAD/ MMBtu	Sulphur FOB Vancouver USD/ lt	Alberta Sulphur at Plant Gate CAD/It
2.58	2.58	2.65	2.68	2.45	2.45	2.45	1.98	2.55	2.59	2.36	1.80	1.62	139.31	126.86

GLJ Petroleum Consultants International and Frontier SEC 2015-Dec-31 Posted (12 Month Avg.) Effective January 01, 2016	Table 3

Inflation %	CADUSD Exchange Rate USD/CAD			NYMEX WTI Near Month Futures Contract Crude Oil at Cushing, Oklahoma		Light Louisiana Sweet Crude Oil		Maya Crude Oil		Brent Blend Crude Oil FOB North Sea		NYMEX Henry Hub Near Month Contract		Nova Scotia Goldboro		National Balancing Point (UK)
		GBPUSD Exchange Rate USD/GBP	EURUSD Exchange Rate USD/EUR	Then Current USD/bbl	Then Current CAD/bbl	Then Current USD/ bbl	Then Current CAD/bbl	Then Current USD/bbl	Then Current CAD/bbl	Then Current USD/bbl	Then Current CAD/bbl	Then Current USD/ MMBtu	Then Current CAD/ MMBtu	Then Current USD/ MMBtu	Then Current CAD/ MMBtu	Then Current USD/ MMBtu	Then Current CAD/ MMBtu
0.0	0.7877	1.5318	1.1155	50.16	63.68	53.83	68.34	45.27	57.47	54.06	68.63	2.58	3.28	3.92	4.98	6.72	8.53

GLJ Petroleum Consultants US Liquids and Natural Gas SEC 2015-Dec-31 Posted (12 Month Avg.) Effective January 01, 2016	Table 4

US Natural Gas Liquids (Then Current Dollars)								US Natural Gas (Then Current Dollars)
Conway				Mont Belvieu				Opal Rocky Mountain Natural Gas USD/MMBtu	Algonquin City-Gates Natural Gas USD/MMBtu
Ethane USD/bbl	Propane USD/bbl	Butane USD/bbl	Condensate USD/bbl	Ethane USD/bbl	Propane USD/bbl	Butane USD/bbl	Condensate USD/bbl
6.99	17.33	25.91	44.98	7.86	19.47	26.40	45.78	2.46	4.91

APPENDIX I

CERTIFICATES OF QUALIFICATION

Jodi L. Anhorn

T. Mark Jobin

Chad P. Lemke

Trisha S. MacDonald

Graham P. Simpson

Mirek Zaoral

Angie H.W. Wong

Warren R. Bindon

Natasha Gvozdenovic

John J. Hirschmiller

Nicholas T. Loran

CERTIFICATION OF QUALIFICATION

I, Jodi L. Anhorn, Professional Engineer, 4100, 400 - 3rd Avenue S.W., Calgary, Alberta, Canada hereby certify:

1.	That I am a principal officer of GLJ Petroleum Consultants Ltd., which company did prepare a detailed analysis of Canadian oil and gas properties of Brion Energy Corp. (the “Company”). The effective date of this evaluation is December 31, 2015.

2.	That I do not have, nor do I expect to receive any direct or indirect interest in the securities of the Company or its affiliated companies.

3.	That I attended the University of Calgary and that I graduated with a Master of Science Degree in Chemical and Petroleum Engineering in 1992; that I am a Registered Professional Engineer in the Province of Alberta; and that I have in excess of twenty-three years experience in engineering studies relating to oil and gas fields.

4.	That a personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public information and records, the files of the Company, and the appropriate provincial regulatory authorities.

CERTIFICATION OF QUALIFICATION

I, T. Mark Jobin, Professional Geologist, 4100, 400 - 3rd Avenue S.W., Calgary, Alberta, Canada hereby certify:

1.	That I am an employee of GLJ Petroleum Consultants Ltd., which company did prepare a detailed analysis of Canadian oil and gas properties of Brion Energy Corp. (the “Company”). The effective date of this evaluation is December 31, 2015.

2.	That I do not have, nor do I expect to receive any direct or indirect interest in the securities of the Company or its affiliated companies.

3.	That I attended the University of Calgary and that I graduated in 1984 with a Bachelor of Science Degree in Geology; that I am a Registered Professional Geologist in the Province of Alberta; and, that I have in excess of thirty-one years experience in geological studies relating to oil and gas fields.

4.	That a personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public information and records, the files of the Company, and the appropriate provincial regulatory authorities.

CERTIFICATION OF QUALIFICATION

I, Chad P. Lemke, Professional Engineer, 4100, 400 - 3rd Avenue S.W., Calgary, Alberta, Canada hereby certify:

1.	That I am an employee of GLJ Petroleum Consultants Ltd., which company did prepare a detailed analysis of Canadian oil and gas properties of Brion Energy Corp. (the “Company”). The effective date of this evaluation is December 31, 2015.

2.	That I do not have, nor do I expect to receive any direct or indirect interest in the securities of the Company or its affiliated companies.

3.	That I attended the University of Calgary where I graduated with a Bachelor of Science Degree in Mechanical Engineering in 2004; that I am a Registered Professional Engineer in the Province of Alberta; and, that I have in excess of twelve years of experience in engineering studies relating to oil and gas fields.

4.	That a personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public information and records, the files of the Company, and the appropriate provincial regulatory authorities.

CERTIFICATION OF QUALIFICATION

I, Trisha S. MacDonald, Professional Engineer, 4100, 400 - 3rd Avenue S.W., Calgary, Alberta, Canada hereby certify:

1.	That I am an employee of GLJ Petroleum Consultants Ltd., which company did prepare a detailed analysis of Canadian oil and gas properties of Brion Energy Corp. (the “Company”). The effective date of this evaluation is December 31, 2015.

2.	That I do not have, nor do I expect to receive any direct or indirect interest in the securities of the Company or its affiliated companies.

3.	That I attended the University of Calgary where I graduated with a Bachelor of Science Degree in Oil and Gas Engineering in 2004; that I am a Registered Professional Engineer in the Province of Alberta; and, that I have in excess of eleven years of experience in engineering studies relating to oil and gas fields.

4.	That a personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public information and records, the files of the Company, and the appropriate provincial regulatory authorities.

CERTIFICATION OF QUALIFICATION

I, Graham P. Simpson, Professional Geoscientist, 4100, 400 - 3rd Avenue S.W., Calgary, Alberta, Canada hereby certify:

1.	That I am an employee of GLJ Petroleum Consultants Ltd., which company did prepare a detailed analysis of Canadian oil and gas properties of Brion Energy Corp. (the “Company”). The effective date of this evaluation is December 31, 2015.

2.	That I do not have, nor do I expect to receive any direct or indirect interest in the securities of the Company or its affiliated companies.

3.	That I attended the University of Calgary where I graduated with a Doctorate Degree in Geology in 1999; that I am a Registered Professional Geoscientist in the Province of Alberta; and, that I have in excess of twenty-three years experience in geological studies relating to oil and gas fields.

4.	That a personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public information and records, the files of the Company, and the appropriate provincial regulatory authorities.

CERTIFICATION OF QUALIFICATION

I, Mirek Zaoral, Professional Geologist, 4100, 400 - 3rd Avenue S.W. Calgary, Alberta, Canada hereby certify:

1.	That I am an employee of GLJ Petroleum Consultants Ltd., which company did prepare a detailed analysis of Canadian oil and gas properties of Brion Energy Corp. (the “Company”). The effective date of this evaluation is December 31, 2015.

2.	That I do not have, nor do I expect to receive any direct or indirect interest in the securities of the Company or its affiliated companies.

3.	That I attended the University of Calgary and that I graduated in 1977 with a Bachelor of Science Degree with honours in Geology; that I am a registered Professional Geologist in the Province of Alberta; and, that I have in excess of thirty-eight years experience in geological studies relating to oil and gas fields.

4.	That a personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public information and records, the files of the Company, and the appropriate provincial regulatory authorities.

CERTIFICATION OF QUALIFICATION

I, Angie H.W. Wong, Professional Engineer, 4100, 400 - 3rd Avenue S.W., Calgary, Alberta, Canada hereby certify:

1.	That I am an employee of GLJ Petroleum Consultants Ltd., which company did prepare a detailed analysis of Canadian oil and gas properties of Brion Energy Corp. (the “Company”). The effective date of this evaluation is December 31, 2015.

2.	That I do not have, nor do I expect to receive any direct or indirect interest in the securities of the Company or its affiliated companies.

3.	That I attended the University of Calgary and that I graduated with a Bachelor of Science Degree in Chemical Engineering in (2009); that I am a Registered Professional Engineer in the Province of Alberta; and, that I have in excess of seven years experience in engineering studies relating to oil and gas fields.

4.	That a personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public information and records, the files of the Company, and the appropriate provincial regulatory authorities.

CERTIFICATION OF QUALIFICATION

I, Warren R. Bindon, Geoscientist In Training, 4100, 400 - 3rd Avenue S.W., Calgary, Alberta, Canada hereby certify:

1.	That I am an employee of GLJ Petroleum Consultants Ltd., which company did prepare a detailed analysis of Canadian oil and gas properties of Brion Energy Corp. (the “Company”). The effective date of this evaluation is December 31, 2015.

2.	That I do not have, nor do I expect to receive any direct or indirect interest in the securities of the Company or its affiliated companies.

3.	That I attended the University of Alberta where I graduated with a Master’s of Science Degree in Geology in 2011; and, that I am a Geoscientist In Training and have in excess of five years of experience in geological studies relating to oil and gas fields.

4.	That a personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public information and records, the files of the Company, and the appropriate provincial regulatory authorities.

Warren R. Bindon, M.Sc., G.I.T.

CERTIFICATION OF QUALIFICATION

I, Natasha Gvozdenovic, Engineer In Training, 4100, 400 - 3rd Avenue S.W., Calgary, Alberta, Canada hereby certify:

1.	That I am an employee of GLJ Petroleum Consultants Ltd., which company did prepare a detailed analysis of Canadian oil and gas properties of Brion Energy Corp. (the “Company”). The effective date of this evaluation is December 31, 2015.

2.	That I do not have, nor do I expect to receive any direct or indirect interest in the securities of the Company or its affiliated companies.

3.	That I attended the University of Calgary, where I graduated with a Bachelor’s Degree in Chemical Engineering in 2014; and, that I am an Engineer In Training; and, that I have in excess of two years of experience in engineering studies relating to oil and gas fields.

4.	That a personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public information and records, the files of the Company, and the appropriate provincial regulatory authorities.

Natasha Gvozdenovic, E.I.T.

CERTIFICATION OF QUALIFICATION

I, John J. Hirschmiller, Geoscientist In Training, 4100, 400 - 3rd Avenue S.W., Calgary, Alberta, Canada hereby certify:

1.	That I am an employee of GLJ Petroleum Consultants Ltd., which company did prepare a detailed analysis of Canadian oil and gas properties of Brion Energy Corp. (the “Company”). The effective date of this evaluation is December 31, 2015.

2.	That I do not have, nor do I expect to receive any direct or indirect interest in the securities of the Company or its affiliated companies.

3.	That I attended the Dalhousie University where I graduated with a Bachelor of Science Degree in Earth Sciences (First Class Honours) in 2013; and, that I am a Geologist In Training; and, that I have in excess of three years of experience in geological studies relating to oil and gas fields. I have also attended the Northern Alberta Institute of Technology and where I graduated with a Diploma in Geological Technology (Honours) in 2010.

4.	That a personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public information and records, the files of the Company, and the appropriate provincial regulatory authorities.

John J. Hirschmiller, G.I.T.

CERTIFICATION OF QUALIFICATION

I, Nicholas Loran, Engineer In Training, 4100, 400 - 3rd Avenue S.W., Calgary, Alberta, Canada hereby certify:

1.	That I am an employee of GLJ Petroleum Consultants Ltd., which company did prepare a detailed analysis of Canadian oil and gas properties of Brion Energy Corp. (the “Company”). The effective date of this evaluation is December 31, 2015.

2.	That I do not have, nor do I expect to receive any direct or indirect interest in the securities of the Company or its affiliated companies.

3.	That I attended Rensselaer Polytechnic Institute where I graduated with a Degree in Mechanical Engineering in 2011; and, that I am an Engineer In Training; and, that I have in excess of four years of experience in engineering studies relating to oil and gas fields.

4.	That a personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public information and records, the files of the Company, and the appropriate provincial regulatory authorities.

Nicholas Loran, E.I.T.